CALIFORNIA INVESTMENT TRUST II
                               S&P 500 Index Fund
                              S&P MidCap Index Fund
                             S&P SmallCap Index Fund
                               Equity Income Fund

               ---------------------------------------------------

                        Supplement dated January 1, 1999
                       To Prospectus dated January 1, 1999

               ---------------------------------------------------

     The current Sub-Adviser with day-to-day responsibility for the portfolios of the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund and Equity Income Fund (the "Stock Funds') is TradeStreet Investment Associates, Inc. (formerly Bank of America NT&SA). The current portfolio manager for the Equity Funds is Roderick Baldwin. Mr. Baldwin has been Director of Index Investment Management either with the current Sub-Adviser or its predecessor, Bank of America NT&SA, since 1991. The Manager is entirely responsible for paying the Sub-Adviser according to the following schedule:

     For the S&P 500 Index Fund, S&P MidCap Index Fund, and S&P SmallCap Index Fund, the Sub-Adviser will receive from the Manager a monthly fee, calculated at the annual rate of 0.10% of average daily net assets up to $50 million and 0.05% of average daily net assets above $50 million. For the Equity Income Fund, the Sub-Adviser will receive from the Manager a monthly fee, calculated at the annual rate of 0.15% of average daily net assets up to $50 million and 0.10% of average daily net assets above $50 million, pursuant to a Sub-Advisory Agreement with the Manager.

     The Board of Trustees of the Trust has authorized the Manager to terminate Bank of America NT&SA/TradeStreet Investment Associates, Inc. as the sub-adviser to the Stock Funds. Such termination is expected to become effective as of March 1, 1999. Until such termination, Mr. Baldwin, as an employee of TradeStreet Investment Associates, Inc., will have day-to-day responsibility for the Stock Funds. Following such termination, the Manager expects that Mr. Baldwin will continue to have day-to-day responsibility for the Funds as an employee of the Manager.

                                   Prospectus
                                 January 1, 1999


                     CALIFORNIA INVESTMENT TRUST FUND GROUP
                        44 Montgomery Street, Suite 2100
                         San Francisco, California 94104

                      For Information Call: (415) 398-2727
                 For Shareholder Servicing Call: (800) 225-8778
                             or FAX: (415) 421-2019


The following nine mutual funds (individually, a "Fund" and collectively, the "Funds") are offered in this Prospectus:

o California Tax-Free Income Fund              o S&P 500 Index Fund
o California Insured Intermediate Fund         o S&P MidCap Index Fund
o California Tax-Free Money Market Fund        o S&P SmallCap Index Fund
o U.S. Government Securities Fund              o Equity Income Fund
o The United States Treasury Trust

Our Funds have no sales charges, redemption fees, dividend reinvestment charges or 12b-1 fees.

Each Fund has its own investment objectives and policies. As is the case for all mutual funds, attainment of each Fund's investment objective cannot be assured.

This Prospectus is designed to provide you with basic information before investing. You should read and retain this document for future reference. A Statement of Additional Information about the Funds, which are part of California Investment Trust and California Investment Trust II, dated January 1, 1999, as may be revised from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy is available without charge from the Funds by calling 1(800) 225-8778.

AN INVESTMENT IN THE CALIFORNIA TAX-FREE MONEY MARKET FUND OR THE UNITED STATES TREASURY TRUST IS NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND
THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1.00 SHARE PRICE. THE CALIFORNIA TAX-FREE MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER AND THEREFORE AN INVESTMENT IN IT MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISSAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other related information.

CALIFORNIA INVESTMENT TRUST FUND GROUP

The investment objectives and policies of each Fund are described below:

THE TAX-FREE FUNDS:

CALIFORNIA TAX-FREE INCOME FUND ("Income Fund") seeks as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and safety of capital. This Fund will usually invest in intermediate and long-term municipal bonds and will invest only in securities in the four highest rating categories.

CALIFORNIA INSURED INTERMEDIATE FUND ("Insured Fund") seeks as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and safety of capital. This Fund invests primarily in intermediate and long-term municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest and will invest only in securities in the two highest rating categories. Previously called: California Insured Tax-Free Income Fund.

CALIFORNIA TAX-FREE MONEY MARKET FUND ("Money Fund") has the objectives of capital preservation, liquidity, and the highest achievable current income exempt from both federal and California personal income taxes consistent with safety. This Fund invests in short-term securities rated in the two highest rating categories.

THE STOCK FUNDS:

THE S&P MIDCAP INDEX FUND ("MidCap Fund") is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the Standard & Poor's MidCap 400 Index ("S&P MidCap Index").

THE S&P 500 INDEX FUND ("500 Fund") is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index ("S&P 500 Index").

THE S&P SMALLCAP INDEX FUND ("SmallCap Fund") is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small sized companies, as represented by the Standard &Poor's S&P SmallCap 600 Index ("S&P SmallCap Index").

THE EQUITY INCOME FUND ("Equity Income Fund") is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income.

We will attempt to manage the Equity Income Fund so that the average income yield of the common stocks held by the fund will be at least 50% greater than the yield of the S&P 500 Index. Because of our strategies, we expect that the Fund will have less price volatility that the S&P 500 Index.

                                       2

THE STOCK FUNDS ARE ALL DESIGNED FOR LONG-TERM INVESTMENTS. SHORT-TERM TRADING, WHICH COULD ADVERSELY IMPACT THE FUNDS AND THEIR SHAREHOLDERS, IS DISCOURAGED. THE FUNDS IMPOSE NO SALES OR REDEMPTION FEES.

THE GOVERNMENT FUND:

U.S. GOVERNMENT SECURITIES FUND ("Government Fund") seeks liquidity, safety from credit risk, and as high a level of income as is consistent with these objectives by investment in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities, primarily Government National Mortgage Association ("GNMA") Certificates. A portion of its income may be exempt from California and other states' personal income taxes.

THE TREASURY TRUST:

THE UNITED STATES TREASURY TRUST ("Treasury Trust") seeks preservation of capital, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes. The Treasury Trust will invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states') personal income taxes.

                   CALIFORNIA INVESTMENT TRUST FUND GROUP(TM)

CONTENTS                                                               Page

Fees and Expenses of the Funds ...........................................     4
Financial Highlights .....................................................     6
Comparison of Fund Expenses ..............................................    13
What is California Investment Trust Fund Group ...........................    13
What are the Investment Objectives and Policies
   of the Tax-Free Funds .................................................    14
What are the Investment Objectives and Policies
   of the Government Fund ................................................    20
What are the Investment Objectives and Policies
   of the Treasury Trust .................................................    21
What are the Investment Objectives and Policies
   of the Stock Funds ....................................................    22
Portfolio Transactions ...................................................    30
How are Dividends, Distributions and Taxes Handled? ......................    30
About Our Management .....................................................    33
Opening an Account .......................................................    36
How to Buy Shares ........................................................    36
Shareholder Services .....................................................    38
Administrative Information ...............................................    40
How to Redeem Shares .....................................................    43
Miscellaneous Information ................................................    46
Glossary .................................................................    47

FEES AND EXPENSES OF THE FUNDS

The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in each Fund:

--------------------------------------------------------------------------------------------------------------
                                            California
                                             Tax-Free    California    California       U.S.          The
                                              Market       Income     Intermediate   Government  United States
                                              Money       Tax-Free      Insured      Securities     Treasury
                                              Fund          Fund          Fund          Fund         Trust
                                            ------------------------------------------------------------------
Shareholder Transaction Expenses
--------------------------------
Sales Charges imposed on purchases ......     None          None          None          None          None
Sales Charges imposed on reinvested
  dividends .............................     None          None          None          None          None
Deferred Sales Charges ..................     None          None          None          None          None
Redemption Fees .........................     None          None          None          None          None
Exchange Fees ...........................     None          None          None          None          None

Estimated Annual Fund Operating Expenses
----------------------------------------
Management Fee + ........................     0.29%         0.48%         0.35%         0.47%         0.26%
12b-1 Fees ..............................     None          None          None          None          None
Other Expenses ..........................     0.11%         0.13%         0.20%         0.18%         0.14%
Total Fund Operating Expenses
     (after fee reduction)* .............     0.40%         0.61%         0.55%         0.65%         0.40%
                                              =====         =====         =====         =====         =====
Account Maintenance Fee (per account) ...
--------------------------------------------------------------------------------------------------------------
                                              S&P           S&P           S&P
                                              500          MidCap       SmallCap      Equity
                                           Index Fund    Index Fund    Index Fund   Income Fund
                                            ------------------------------------------------------------------
Shareholder Transaction Expenses
--------------------------------
Sales Charges imposed on purchases ......     None          None          None          None
Sales Charges imposed on reinvested
  dividends .............................     None          None          None          None
Deferred Sales Charges ..................     None          None          None          None
Redemption Fees .........................     None          None          None          None
Exchange Fees ...........................     None          None          None          None

Estimated Annual Fund Operating Expenses
----------------------------------------
Management Fee + ........................     0.05%         0.24%         0.05%         0.39%
12b-1 Fees ..............................     None          None          None          None
Other Expenses ..........................     0.15%         0.16%         0.60%         0.41%
Total Fund Operating Expenses
     (after fee reduction)* .............     0.20%         0.40%         0.65%         0.80%
                                              =====         =====         =====         =====
Account Maintenance Fee (per account) ...    $10.00        $10.00
--------------------------------------------------------------------------------------------------------------

EXAMPLE OF FUND EXPENSES
Let's say that a Fund's annual return is 5% and that its operating expenses are as described. For every $1,000 invested, here's how much you would pay in total expenses if you closed your account after the number of years indicated:

                       California
                        Tax-Free   California  California
                         Money      Tax-Free     Insured    Government  United States    S&P        S&P         S&P
                         Market      Income   Intermediate  Securities    Treasury       500      MidCap     SmallCap     Equity
                          Fund        Fund        Fund         Fund         Trust    Index Fund  Index Fund  Index Fund  Income Fund
                          ----        ----        ----         ----         -----    ----------  ---------   ----------  -----------
  1 Year..............     $4           $6          $6          $7            $4         $12         $14          $7          $8
  3 Years.............    $13          $20         $18         $21           $13         $36         $43         $21         $26
  5 Years.............    $22          $34         $31         $36           $22         $61         $72         $36         $45
  10 Years............    $51          $76         $69         $81           $51        $126        $151         $81         $99
------------------------------------------------------------------------------------------------------------------------------------

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.

--------------
*  A $12.00 fee is charged for redemptions made by wire.
+ The management fee represents the net amount expected to be received by the Manager from each Fund after fee waivers and reimbursements during the fiscal year ended August 31, 1999. The expense information for the Funds has been restated to reflect management fees and estimated operating expenses after planned fee waivers and expense reimbursements by the Manager to the Funds. For the fiscal year ending August 31, 1998, the total fund operating expenses for the Money Fund, the Income Fund, the Insured Fund, the Government Fund, the Treasury Trust, the 500 Fund, the MidCap Fund, the SmallCap Fund, and the Equity Income Fund as a percentage of their average net assets after reimbursements, were 0.40%, 0.61%, 0.55%, 0.65%, 0.40%, 0.20%, 0.40%, 0.65% and 0.78%,
respectively. If no waivers or reimbursements had been made, the total fund operating expenses for the Funds during that period would have been 0.61%, 0.61%, 0.70%, 0.68%, 0.64%, 0.40%, 0.56%, 1.10%, and 0.91% respectively.

                                     4 and 5

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout the period)

The Financial Highlights for the prior five years have been selected from the Funds' financial statements, which have been examined by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears in the Funds' Annual Report to Shareholders for the year ended August 31, 1998, and are incorporated by reference in this prospectus.

                                                                    Year Ended August 31,
                                              ----------------------------------------------------------------
California Tax-Free Money Market Fund           1998          1997          1996          1995          1994
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
                                              --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................       0.030         0.031         0.032         0.032         0.022
   LESS DISTRIBUTIONS
   Dividends from net investment income ..      (0.030)       (0.031)       (0.032)       (0.032)       (0.022)
                                              --------      --------      --------      --------      --------
Net asset value, end of year .............    $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
                                              ========      ========      ========      ========      ========
Total return .............................        3.09%         3.09%         3.26%         3.27%         2.18%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) ....    $ 88,236      $ 92,818      $103,402      $ 80,412      $ 85,935
   Ratio of expenses to
     average net assets
      Before expense reimbursements ......        0.61%         0.61%         0.61%         0.66%         0.68%
      After expense reimbursements .......        0.40%         0.40%         0.40%         0.40%         0.35%
   Ratio of net investment income
     to average net assets
      Before expense reimbursements ......        2.77%         2.86%         2.90%         2.97%         1.83%
      After expense reimbursements .......        2.98%         3.07%         3.11%         3.23%         2.16%

                                                                    Year Ended August 31,
                                              ----------------------------------------------------------------
California Tax-Free Money Market Fund           1993          1992          1991          1990          1989
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
                                              --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................       0.022         0.031         0.046         0.056         0.059
   LESS DISTRIBUTIONS
   Dividends from net investment income ..      (0.022)       (0.031)       (0.046)       (0.056)       (0.059)
                                              --------      --------      --------      --------      --------
Net asset value, end of year .............    $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
                                              ========      ========      ========      ========      ========
Total return .............................        2.27%         3.18%         4.62%         5.77%         6.04%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) ....    $ 58,754      $ 92,913      $ 75,316      $ 85,910      $ 81,577
   Ratio of expenses to average net assets
      Before expense reimbursements ......        0.39%         0.15%         0.32%         0.67%         0.69%
      After expense reimbursements .......        0.24%         0.15%         0.21%         0.27%         0.18%
   Ratio of net investment income
     to average net assets
      Before expense reimbursements ......        2.10%         3.05%         4.44%         5.17%         5.41%
      After expense reimbursements .......        2.25%         3.05%         4.55%         5.57%         5.92%

                                                                     Year Ended August 31,
                                              ----------------------------------------------------------------
California Tax-Free Income Fund                 1998          1997          1996          1995          1994
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $  12.86      $  12.31      $  12.22      $  12.17      $  13.39
                                              --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................        0.58          0.60          0.62          0.61          0.65
   Net gain (loss) on securities
     (both realized and unrealized) ......        0.51          0.54          0.09          0.30         (0.92)
                                              --------      --------      --------      --------      --------
      Total from investment operations ...        1.09          1.14          0.71          0.91         (0.27)
                                              --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS
   Dividends from net investment income ..       (0.58)        (0.59)        (0.62)        (0.66)        (0.66)
   Distribution from capital gains .......       (0.19)         .---          .---         (0.20)        (0.29)
                                              --------      --------      --------      --------      --------
      Total distributions ................       (0.77)        (0.59)        (0.62)        (0.86)        (0.95)
                                              --------      --------      --------      --------      --------
   Net asset value, end of year ..........    $  13.18      $  12.86      $  12.31      $  12.22      $  12.17
                                              ========      ========      ========      ========      ========

Total return .............................        8.75        %9.48%          5.40%         8.01%        (2.15)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year(in 000's) .....    $225,507      $212,198      $194,926      $196,046      $225,087
   Ratio of expenses to average net assets
      Before expense reimbursements ......        0.61%         0.59%         0.60%         0.62%         0.60%
      After expense reimbursements .......        0.61%         0.59%         0.60%         0.62%         0.60%
   Ratio of net investment income
     to average net assets
      Before expense reimbursements ......        4.47%         4.75%         4.96%         5.13%         5.09%
      After expense reimbursements .......        4.47%         4.75%         4.96%         5.13%         5.09%
   Portfolio Turnover ....................       20.95%        34.96%        10.34%        32.21%        31.27%

                                                                     Year Ended August 31,
                                              ----------------------------------------------------------------
California Tax-Free Income Fund                 1993          1992          1991          1990          1989
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $  12.42      $  11.85      $  11.30      $  11.44      $  11.06
                                              --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................        0.69          0.73          0.75          0.77          0.80
   Net gain (loss) on securities
     (both realized and unrealized) ......        1.04          0.57          0.55         (0.13)         0.39
                                              --------      --------      --------      --------      --------
      Total from investment operations ...        1.73          1.30          1.30          0.64          1.19
                                              --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS
   Dividends from net investment income ..       (0.68)        (0.73)        (0.75)        (0.78)        (0.81)
   Distribution from capital gains .......       (0.08)         .---          .---          .---          .---
                                              --------      --------      --------      --------      --------
      Total distributions ................       (0.76)        (0.73)        (0.75)        (0.78)        (0.81)
                                              --------      --------      --------      --------      --------
   Net asset value, end of year ..........    $  13.39      $  12.42      $  11.85      $  11.30      $  11.44
                                              ========      ========      ========      ========      ========

Total return .............................       14.55%        11.29%        11.87%         5.69%        11.20%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year(in 000's) .....    $274,325      $217,321      $136,594      $ 85,461      $ 70,248
   Ratio of expenses to average net assets
      Before expense reimbursements ......        0.60%         0.60%         0.67%         0.69%         0.73%
      After expense reimbursements .......        0.60%         0.60%         0.60%         0.59%         0.60%
   Ratio of net investment income
     to average net assets
      Before expense reimbursements ......        5.41%         5.98%         6.36%         6.57%         6.93%
      After expense reimbursements .......        5.41%         5.98%         6.43%         6.67%         7.06%
   Portfolio Turnover ....................       25.42%        45.43%        44.12%        42.24%        47.59%

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout the period)-cont.

                                                                    California Insured Intermediate Fund
                                                                                                                  October 20
                                                                                                                    1992* to
                                                                    Year Ended August 31,                          August 31,
                                              ------------------------------------------------------------------------------
                                                1998          1997          1996          1995          1994          1993
                                              ------------------------------------------------------------------------------
Net asset value, beginning of period .....    $  10.72      $  10.42      $  10.49      $  10.23      $  10.65      $  10.00
                                              --------      --------      --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................        0.44          0.45          0.46          0.44          0.44          0.40
   Net gain (loss) on securities
      (both realized and unrealized) .....        0.25          0.30         (0.07)         0.30         (0.42)         0.61
                                              --------      --------      --------      --------      --------      --------
   Total from investment operations ......        0.69          0.75          0.39          0.74          0.02          1.01
                                              --------      --------      --------      --------      --------      --------
   LESS DISTRIBUTIONS
   Dividends from net investment income ..       (0.44)        (0.45)        (0.46)        (0.48)        (0.44)        (0.36)
   Distributions from capital gains ......       (0.05)         .---          .---          .---          .---          .---
                                              --------      --------      --------      --------      --------      --------
      Total distributions ................       (0.49)        (0.45)        (0.46)        (0.48)        (0.44)        (0.36)
                                              --------      --------      --------      --------      --------      --------
Net asset value, end of period ...........    $  10.92      $  10.72      $  10.42      $  10.49      $  10.23      $  10.65
                                              ========      ========      ========      ========      ========      ========

Total return .............................        6.64%         7.34%         3.75%         7.46%         0.23%        11.91%**

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ..    $ 23,572      $ 24,390      $ 24,207      $ 23,515      $ 21,800      $ 11,145
   Ratio of expenses to average net assets
      Before expense reimbursements ......        0.70%         0.70%         0.70%         0.76%         0.88%         2.00%**
      After expense reimbursements .......        0.55%         0.55%         0.55%         0.60%         0.46%         0.16%**
   Ratio of net investment income
    to average net assets
      Before expense reimbursements ......        3.94%         4.12%         4.22%         4.19%         3.77%         2.75%**
      After expense reimbursements .......        4.09%         4.27%         4.37%         4.35%         4.19%         4.59%**
Portfolio turnover .......................       26.76%        32.11%        36.08%        43.56%         8.91%           --

---------------
*    Commencement of operations
**   Annualized

                                                                    Year Ended August 31,
                                              ------------------------------------------------------------
U.S. Government Securities Fund                 1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $  10.38     $  10.15     $  10.66     $  10.30     $  11.76
                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................        0.59         0.64         0.66         0.70         0.67
   Net gain (loss) on securities
     (both realized and unrealized) ......        1.01         0.36        (0.51)        0.41        (1.40)
                                              --------     --------     --------     --------     --------
      Total from investment operations ...        1.60         1.00         0.15         1.11        (0.73)
                                              --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS
   Dividends from net investment income ..       (0.61)       (0.63)       (0.66)       (0.75)       (0.67)
   Distribution from capital gains .......       (0.07)       (0.14)        .---         .---        (0.06)
                                              --------     --------     --------     --------     --------
      Total distributions ................       (0.68)       (0.77)       (0.66)       (0.75)       (0.73)
                                              --------     --------     --------     --------     --------
Net asset value, end of year .............    $  11.30     $  10.38     $  10.15     $  10.66     $  10.30
                                              ========     ========     ========     ========     ========

Total return .............................       15.88%       10.00%        1.26%       11.42%       (6.44)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) ....    $ 36,063     $ 31,277     $ 29,088     $ 29,884     $ 30,228
   Ratio of expenses to average net assets
      Before expense reimbursements ......        0.68%        0.69%        0.71%        0.75%        0.73%
      After expense reimbursements .......        0.65%        0.65%        0.65%        0.64%        0.62%
   Ratio of net investment income
    to average net assets
      Before expense reimbursements ......        5.46%        6.00%        6.10%        6.72%        5.99%
      After expense reimbursements .......        5.49%        6.04%        6.16%        6.83%        6.10%
   Portfolio Turnover ....................       65.27%      170.76%       89.11%      169.83%      129.06%


                                                                    Year Ended August 31,
                                              ------------------------------------------------------------
U.S. Government Securities Fund                 1993         1992         1991         1990         1989
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $  10.52     $   9.80     $   9.41     $   9.57     $   9.46
                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................        0.71         0.72         0.83         0.82         0.87
   Net gain (loss) on securities
     (both realized and unrealized) ......        1.29         0.73         0.39        (0.15)        0.11
                                              --------     --------     --------     --------     --------
      Total from investment operations ...        2.00         1.45         1.22         0.67         0.98
                                              --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS
   Dividends from net investment income ..       (0.71)       (0.73)       (0.83)       (0.83)
   Distribution from capital gains .......       (0.05)        .---         .---         .---         .---
                                              --------     --------     --------     --------     --------
      Total distributions ................       (0.76)       (0.73)       (0.83)       (0.83)
                                              --------     --------     --------     --------     --------
Net asset value, end of year .............    $  11.76     $  10.52     $   9.80     $   9.41     $   9.57
                                              ========     ========     ========     ========     ========

Total return .............................       20.09%       15.46%       13.55%        7.24%       10.78%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) ....    $ 35,787     $ 79,858     $ 21,188     $ 11,809     $ 11,181
   Ratio of expenses to average net assets
      Before expense reimbursements ......        0.75%        0.63%        0.85%        0.81%        0.96%
      After expense reimbursements .......        0.52%        0.38%        0.60%        0.60%        0.61%
   Ratio of net investment income
    to average net assets
      Before expense reimbursements ......        6.32%        6.87%        8.48%        8.43%        8.83%
      After expense reimbursements .......        6.55%        7.12%        8.73%        8.64%        9.18%
   Portfolio Turnover ....................       52.30%      122.14%       53.00%       78.32%       78.29%

FINANCIAL HIGHLIGHTS
(for a share outstanding
throughout the period)-cont.

                                                                  Year Ended August 31,
                                              ------------------------------------------------------------
The United States Treasury Trust                1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................       0.051        0.048        0.050        0.050        0.031
   LESS DISTRIBUTIONS
   Dividends from net investment income ..      (0.051)      (0.048)      (0.050)      (0.050)      (0.031)
                                              --------     --------     --------     --------     --------
Net asset value, end of year .............    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                              ========     ========     ========     ========     ========

Total return .............................        5.21%        4.92%        5.11%        5.10%        3.11%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) ....    $ 44,341     $104,509     $ 37,903     $ 29,797     $ 19,268
   Ratio of expenses to average net assets
      Before expense reimbursements ......        0.64%        0.64%        0.66%        0.72%        0.75%
      After expense reimbursements .......        0.40%        0.40%        0.43%        0.50%        0.52%
   Ratio of net investment income
    to average net assets
      Before expense reimbursements ......        4.54%        4.58%        4.60%        4.75%        2.62%
      After expense reimbursements .......        4.78%        4.82%        4.83%        4.97%        2.85%

                                                                                                  April 26,
                                                                                                  1989* to
                                                           Year Ended August 31,                 August 31,
                                              ------------------------------------------------------------
The United States Treasury Trust                1993         1992         1991         1990         1989
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                              --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................       0.028        0.041        0.064        0.077        0.029
   LESS DISTRIBUTIONS
   Dividends from net investment income ..      (0.028)      (0.041)      (0.064)      (0.077)      (0.029)
                                              --------     --------     --------     --------     --------
Net asset value, end of year .............    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                              ========     ========     ========     ========     ========

Total return .............................        2.86%        4.18%        6.59%        8.02%        8.49%**

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) ....    $ 28,449     $ 16,799     $ 23,460     $ 19,168     $  1,848
   Ratio of expenses to average net assets
      Before expense reimbursements ......        0.65%        0.73%        0.73%        0.70%        2.71%**
      After expense reimbursements .......        0.32%        0.25%        0.26%        0.25%        0.00%**
   Ratio of net investment income
    to average net assets
      Before expense reimbursements ......        2.43%        3.66%        5.88%        7.31%        5.60%**
      After expense reimbursements .......        2.76%        4.14%        6.35%        7.76%        8.31%**

---------------
*    Commencement of operations
**   Annualized

                                                                              S&P MidCap Index Fund
                                                                                                                     April 20,1992*
                                                                      Year Ended August 31,                           to August 31,
                                            ---------------------------------------------------------------------------------------
                                              1998         1997         1996         1995         1994        1993        1992
                                            ---------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $  18.57     $  14.45     $  13.82     $  12.21     $  12.23    $  10.12    $  10.00
                                            --------     --------     --------     --------     --------    --------    --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...............        0.23         0.22         0.24         0.26         0.22        0.25        0.09
   Net gain on securities
     (both realized and unrealized) ....       (1.76)        4.85         1.33         2.04         0.22        2.11        0.07
                                            --------     --------     --------     --------     --------    --------    --------
      Total from investment operations .       (1.53)        5.07         1.57         2.30         0.44        2.36        0.16
                                            --------     --------     --------     --------     --------    --------    --------
   LESS DISTRIBUTIONS
   Dividends from net investment
     income ............................       (0.23)       (0.22)       (0.25)       (0.25)       (0.22)      (0.25)      (0.04)
   Distribution from capital gains .....       (1.40)       (0.73)       (0.69)       (0.44)       (0.24)       .---        .---
                                            --------     --------     --------     --------     --------    --------    --------
      Total distributions ..............       (1.63)       (0.95)       (0.94)       (0.69)       (0.46)      (0.25)      (0.04)
                                            --------     --------     --------     --------     --------    --------    --------
Net asset value, end of year ...........    $  15.41     $  18.57     $  14.45     $  13.82     $  12.21    $  12.23    $  10.12
                                            ========     ========     ========     ========     ========    ========    ========

Total return ...........................       (9.37)%      36.63%       11.77%       20.24%        3.75%      23.64%       4.48%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) ..    $ 39,855     $ 46,271     $ 33,559     $ 26,168     $ 21,789    $ 16,243    $  3,279
   Ratio of expenses to average net
     assets
      Before expense reimbursements ....        0.56%        0.61%        0.71%        0.80%        0.97%       1.36%       3.74%**
      After expense reimbursements .....        0.40%        0.40%        0.40%        0.40%        0.40%       0.17%       0.00%**
Ratio of net investment income (loss) to
  average net assets
   Before expense reimbursements .......        1.04%        1.19%        1.38%        1.70%        1.30%       0.97%      (0.46%)**
   After expense reimbursements ........        1.20%        1.40%        1.69%        2.10%        1.87%       2.16%       3.28%**
Portfolio turnover .....................       19.35%       17.80%       18.18%       11.71%       15.01%       8.16%       0.87%

                                             S&P SmallCap Index Fund

                                            Year Ended     October 2,
                                            August 31,      1996* to
-----------------------------------------------------------------------
                                              1998      August 31, 1997
-----------------------------------------------------------------------
Net asset value, beginning of year .....    $  12.25       $  10.00
                                            --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...............        0.13           0.23
   Net gain on securities
     (both realized and unrealized) ....       (2.39)          2.22
                                            --------       --------
      Total from investment operations .       (2.26)          2.45
                                            --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment
     income ............................       (0.14)         (0.20)
   Distribution from capital gains .....       (0.39)          .---
                                            --------       --------
      Total distributions ..............       (0.53)         (0.20)
                                            --------       --------
Net asset value, end of year ...........    $   9.46       $  12.25
                                            ========       ========

Total return ...........................      (19.38)%        24.86%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) ..    $  7,916       $  5,933
   Ratio of expenses to average net
     assets
      Before expense reimbursements ....        1.10%          2.32%**
      After expense reimbursements .....        0.65%          0.65%**
Ratio of net investment income (loss) to
  average net assets
   Before expense reimbursements .......        0.57%          0.27%**
   After expense reimbursements ........        1.02%          1.94%**
Portfolio turnover .....................       24.58%         19.99%

*    Commencement of operations
**   Annualized

FINANCIAL HIGHLIGHTS
(for a share outstanding
throughout the period)-cont.

                                                                                S&P 500 Index Fund
                                                                                                                      April 20,1992*
                                                                      Year Ended August 31,                            to August 31,
                                            ----------------------------------------------------------------------------------------
                                              1998         1997         1996         1995        1994         1993         1992
                                            ----------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $  19.98     $  14.81     $  13.31     $  11.38    $  11.25     $  10.09     $  10.00
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income ................        0.36         0.38         0.36         0.39        0.30         0.30         0.10
  Net gain on securities
    (both realized and unrealized) .....        1.28         5.44         2.05         1.94        0.26         1.16         0.03
                                            --------     --------     --------     --------    --------     --------     --------
      Total from investment operations .        1.64         5.82         2.41         2.33        0.56         1.46         0.13
                                            --------     --------     --------     --------    --------     --------     --------
  LESS DISTRIBUTIONS
  Dividends from net investment
    income .............................       (0.34)       (0.37)       (0.37)       (0.37)      (0.30)       (0.30)       (0.04)
  Distribution from capital gains ......       (0.38)       (0.28)       (0.54)       (0.03)      (0.13)        .---         .---
                                            --------     --------     --------     --------    --------     --------     --------
      Total distributions ..............       (0.72)       (0.65)       (0.91)       (0.40)      (0.43)       (0.30)       (0.04)
                                            --------     --------     --------     --------    --------     --------     --------
Net asset value, end of year ...........    $  20.90     $  19.98     $  14.81     $  13.31    $  11.38     $  11.25     $  10.09
                                            ========     ========     ========     ========    ========     ========     ========

Total return ...........................        8.14%       40.19%       18.63%       21.06%       5.17%       14.77%        3.66%**

RATIOS/SUPPLEMENTAL DATA ...............    $ 87,621     $ 71,860     $ 43,849     $ 21,800    $ 14,830     $ 11,352     $  4,380
  Ratio of expenses to average net
     assets
        Before expense reimbursements ..        0.40%        0.46%        0.57%        1.04%       1.01%        1.41%        2.71%**
        After expense reimbursements ...        0.20%        0.20%        0.20%        0.20%       0.20%        0.09%        0.00%**
Ratio of net investment income (loss) to
     average net assets
        Before expense reimbursements ..        1.48%        1.85%        2.13%        2.40%       1.95%        1.54%        0.94%**
        After expense reimbursements ...        1.68%        2.11%        2.50%        3.24%       2.76%        2.86%        3.65%**
Portfolio turnover .....................        1.82%        2.10%        1.87%        3.68%       1.22%        8.46%          --

                                               Equity Income Fund

                                                        September 4,
                                                          1996* to
                                            --------------------------
                                              1998    August 31, 1997
                                            --------------------------
Net asset value, beginning of year .....    $  12.64     $  10.00
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income ................        0.37         0.39
  Net gain on securities
    (both realized and unrealized) .....       (0.25)        2.84
                                            --------     --------
      Total from investment operations .        0.12         3.23
                                            --------     --------
  LESS DISTRIBUTIONS
  Dividends from net investment
    income .............................       (0.37)       (0.32)
  Distribution from capital gains ......       (0.41)       (0.27)
                                            --------     --------
      Total distributions ..............       (0.78)       (0.59)
                                            --------     --------
Net asset value, end of year ...........    $  11.98     $  12.64
                                            ========     ========

Total return ...........................        0.46%       33.28%

RATIOS/SUPPLEMENTAL DATA ...............    $ 12,080     $  9,747
  Ratio of expenses to average net
     assets
        Before expense reimbursements ..        0.91%        1.55%**
        After expense reimbursements ...        0.78%        0.76%**
Ratio of net investment income (loss) to
     average net assets
        Before expense reimbursements ..        2.56%        2.48%**
        After expense reimbursements ...        2.69%        3.27%**
Portfolio turnover .....................       41.23%        2.80%

---------------
*    Commencement of operations
**   Annualized

COMPARISON OF FUND EXPENSES

Below is a table comparing the Funds' total fund operating expenses with average total fund operating expenses as reported by Lipper Analytical Services, Inc. on September 30, 1998 for several categories of mutual funds comparable to the Funds.

--------------------------------------------------------------------------------
                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)

        LIPPER ANALYTICAL SERVICES                         CIT
        --------------------------                         ---
  CA Tax Exempt Money Funds      0.62%*        Money Fund            0.40% *
  CA Insured Municipal Funds     1.17%*        Insured Fund          0.55%*
  CA General Municipal Funds     1.06%*        Income Fund           0.61%
  General U.S. Government Funds  1.21%*        Government Fund       0.65%*
  U.S. Treasury Money Funds      0.68%*        Treasury Trust        0.40%*
  Growth & Income                1.28%**       500 Fund              0.20%*
                                               Equity Income Fund    0.80%*
  Growth                         1.45%**       MidCap Fund           0.40%*
                                               SmallCap Fund         0.65%*
--------------------------------------------------------------------------------
*  After fee waivers and expense reimbursements.
** These  figures are for actively  managed  funds which  typically  have higher operating expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WE BELIEVE OUR ANNUAL FUND OPERATING EXPENSES ARE AMONG THE LOWEST AVAILABLE. IN OUR OPINION, ALL OTHER THINGS BEING EQUAL, LOW COST NO-LOAD FUNDS WILL PROVIDE INVESTMENT RESULTS THAT ARE BETTER THAN FUNDS HAVING SALES COMMISSIONS, REDEMPTION FEES AND HIGHER EXPENSES.
--------------------------------------------------------------------------------

WHAT IS CALIFORNIA INVESTMENT TRUST FUND GROUP?

The California Investment Trust Fund Group (the "Trusts" or "Funds") presently consists of two diversified, open-end management investment companies, both organized as Massachusetts business trusts in September 1985. As part of California Investment Trust, we currently offer through this Prospectus the Income Fund, Insured Fund and the Money Fund. As part of California Investment Trust II, we currently offer through this Prospectus the Government Fund and the Treasury Trust. Also part of this trust are the 500 Fund, the MidCap Fund, the SmallCap Fund (together, the "Index Funds"), and the Equity Income Fund (together with the Index Funds, the "Stock Funds").

CCM  Partners,  a  California  Limited  Partnership  (the  "Manager"),   is  the
investment manager of the Funds.

You may purchase shares of any Fund through your securities dealer or broker or directly from us. (See "How to Buy Shares" on page 36.) We charge no commissions for your purchases or sales of our shares. Accordingly, more of your money will go to work for you immediately upon investment.

For example, a $10,000 investment in a mutual fund with a 4% sales charge results in only $9,600 being invested in that fund because $400 of the investor's money goes toward payment of the sales commission. As a result, there is a negative cumulative effect on the total return over the time of the investment because the original investment is $9,600, not $10,000.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE TERM NO-LOAD MEANS THAT YOU DO NOT PAY COMMISSIONS TO BUY OR SELL YOUR SHARES. IN OUR OPINION, ALL OTHER THINGS BEING EQUAL, LOW COST, NO-LOAD FUNDS WILL PROVIDE INVESTMENT RESULTS THAT ARE BETTER THAN FUNDS HAVING SALES COMMISSIONS, REDEMPTION FEES AND HIGHER EXPENSES. IF YOU HAVE ANY QUESTIONS ABOUT THE FUNDS, PLEASE CALL US AT 1(800) 225-8778 AND SPEAK TO ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES.
--------------------------------------------------------------------------------

All other things being equal, a load fund having a portfolio yield of 5.00% would only provide an effective net yield to the investor of 0.8% in the first year if there is a 4% sales charge. Many service organizations that report mutual fund performance results do not deduct sales charges when reporting these figures to many publications. This is because the sales charge is an expense borne by the investor, not the fund. Thus, load funds often are measured as if they were no-load funds. This favorably distorts the reported performance of many load funds in comparison to no-load funds.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF OUR TAX-FREE FUNDS?

In general, the Tax-Free Funds seek as high a level of income, which is exempt from federal income taxes and California personal income taxes, as is consistent with each Fund's objectives, investment characteristics, and policies.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE INCOME FUND, THE INSURED FUND AND THE MONEY FUND ARE CALLED THE "TAX-FREE FUNDS."
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE INCOME FUND - seeks as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and safety of capital. We seek to reduce, to the extent possible, the credit risks of our portfolio by investing in California municipal securities having at the time of purchase one of the top four ratings, or if unrated, being of similar quality to one of the top four ratings, of S&P Corporation S&P, Moody's Investors Service ("Moody's"), or Fitch Investors Service, Inc. ("Fitch"). These are considered to be "investment grade" securities, although bonds rated Baa in the fourth highest category are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and to have some speculative characteristics. The Income Fund does not invest in derivative securities. The Income Fund will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on an issue held in the Income Fund's portfolio is downgraded from investment grade, our Manager will consider such event in its evaluation of the overall investment merits of that security but such consideration will not necessarily result in an automatic sale of the security. When the Income Fund invests in securities not rated by S&P, Moody's, or Fitch, it is the responsibility of our Manager to evaluate them and determine that they have the same quality and characteristics as those described by S&P, Moody's or Fitch for their ratings. An Appendix to the Statement of Additional Information contains a description of the ratings of S&P, Moody's, and Fitch.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: INVESTMENTS BY THE INCOME FUND WILL BE MADE IN SECURITIES CONSIDERED TO BE "INVESTMENT GRADE."
--------------------------------------------------------------------------------

The Income Fund normally invests in intermediate and long-term bonds and its average portfolio maturity generally is five years or more. If our Manager determines that market conditions warrant a shorter average maturity, the Income Fund's portfolio will be adjusted accordingly. Since the value of debt obligations typically varies inversely with changes in interest rates, the net asset value per share of the Income Fund will also fluctuate in this manner. The Income Fund, under normal market conditions, attempts to invest 100% and, as a matter of fundamental policy, invests at least 80%, of the value of its net assets in securities the interest on which is exempt from federal income taxes and California personal income taxes. Thus, it is possible, although not anticipated, that under normal market conditions up to 20% of the Income Fund's net assets could be in municipal obligations from another state, in taxable U.S. Treasury obligations, in repurchase agreements secured by such securities, or in obligations the interest on which is subject to the federal alternative minimum tax.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE INCOME FUND IS INTENDED FOR INVESTORS WHO CAN ACCEPT THE PROBABILITY OF PRINCIPAL FLUCTUATIONS.
--------------------------------------------------------------------------------

For temporary defensive purposes only, the Income Fund may invest (i) more than 20% of its assets (which could be up to 100%) in obligations issued or guaranteed by the full faith and credit of the U.S. Government, the interest on which is subject to federal and may be subject to California income taxes and
(ii) more than 20% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not California personal income taxes, such as municipal obligations issued by other states and their agencies and instrumentalities.

CALIFORNIA INSURED INTERMEDIATE FUND seeks as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and safety of capital. The Insured Fund seeks to reduce, to the extent possible, the credit risks of its portfolio by investing in California municipal securities that are insured under an insurance policy obtained by the issuer or underwriters of such securities at the time of their original issuance or are insured under an insurance policy purchased by the Insured Fund.

The Manager determines appropriate purchases for the Insured Fund based on credit analysis, including consideration of creditworthiness and insurance. The Insured Fund does not invest in derivative securities. Insurance covering the timely payment of interest and principal on the municipal securities in which the Insured Fund invests is obtained from recognized insurers. Such insurance does not guarantee the market value of the municipal securities in which the Insured Fund invests or the value of the shares of the Insured Fund. Issuer insurance remains with the security and thereby enhances its resale value. The Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE INSURED FUND WILL ATTEMPT TO LIMIT THE PRICE VOLATILITY OF ITS SHARES BY INVESTING A PORTION OF ITS ASSETS IN INTERMEDIATE TERM MUNICIPAL SECURITIES AND BY THE USE OF OTHER INVESTMENT STRATEGIES. THERE IS NO GUARANTEE THAT THESE STRATEGIES WILL BE SUCCESSFUL.
--------------------------------------------------------------------------------

The Insured Fund also may invest in uninsured California municipal securities having at the time of purchase the top two ratings or, if unrated, being of similar quality to the top two ratings (AAA or AA) of S&P, (Aaa or Aa) of Moody's, (AAA or AA) of Fitch. Securities having these credit ratings are considered to be "high quality." Under normal market conditions, the Insured Fund's investment in uninsured obligations may not exceed 20% of its portfolio assets. If the rating on an issue held in the Insured Fund's portfolio is downgraded, our Manager will consider such event in its evaluation of the overall investment merits of that security but such consideration will not necessarily result in an automatic sale of the security. When the Insured Fund invests in securities not rated by S&P, Moody's, or Fitch, it is the responsibility of our Manager to evaluate them and determine that they have the same quality and characteristics as those described by S&P, Moody's or Fitch for their ratings. An Appendix to the Statement of Additional Information contains a description of the ratings of S&P, Moody's, and Fitch.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: UNDER NORMAL MARKET CIRCUMSTANCES, THE INSURED FUND WILL INVEST AT LEAST 80% OF ITS NET ASSETS IN INSURED CALIFORNIA MUNICIPAL SECURITIES. THESE ARE GENERALLY RATED AAA BY STANDARD & POOR'S CORPORATION, AAA BY MOODY'S INVESTORS SERVICE OR AAA BY FITCH INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

For temporary defensive purposes only, the Insured Fund may invest (i) more than 20% of its assets (which could be up to 100%) in obligations issued or guaranteed by the full faith and credit of the U.S. Government, the interest on which is subject to federal and may be subject to California income taxes and
(ii) more than 20% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not California's personal income taxes, such as municipal obligations issued by other states and their agencies and instrumentalities.

CALIFORNIA TAX-FREE MONEY MARKET FUND has the objectives of capital preservation, liquidity, and the highest achievable current income exempt from federal and California personal income taxes as is consistent with safety. Although no assurances can be given, the Money Fund attempts to maintain a constant net asset value of $1.00 per share.

The Money Fund seeks to achieve its investment objectives through investments limited to U.S. dollar-denominated money market instruments. The Money Fund does not invest in derivative securities. All investments by the Money Fund (i.e., 100% of the Money Fund's investments) will mature or will be deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held by the Money Fund (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held by the Money Fund will be deemed to be the longer of the period remaining until the next interest rate adjustment, or the period remaining until the principal amount can be recovered through demand, although the stated maturities may be exceed of 397 days. All investments by the Money Fund, including variable rate demand instruments and participation certificates, are determined by or on behalf of the California Investment Trust's Board of Trustees to present minimal credit risks and are of "high quality" as determined by a major rating service or, in the case of an investment which is not rated, are of comparable quality as determined by or on behalf of the California Investment Trust's Board of Trustees. However, investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments of a lower quality or with a longer term.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WE HAVE MANY INVESTORS WHO ARE UNCERTAIN OF THE INVESTMENT PERIOD FOR THEIR FUNDS AND WHO ALLOCATE SOME OF THEIR ASSETS TO ONE OF OUR MONEY FUNDS AND SOME TO ONE OR MORE OF OUR BOND FUNDS, THEREBY ACHIEVING THEIR DESIRED FLEXIBILITY.
--------------------------------------------------------------------------------

The Money Fund invests primarily in fixed rate and variable rate obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes ("Municipal Obligations"). The Money Fund invests in certain Municipal Obligations the interest on which, in the opinion of bond counsel, is exempt in the opinion of bond counsel from federal and California personal income taxes ("California Municipal Obligations"). To the extent suitable California Municipal Obligations are not available for investment by the Money Fund, the Money Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from federal income tax but will be subject to California personal income taxes.

The Money Fund intends to invest, under normal circumstances, 100% of its assets in California Municipal Obligations. Except when acceptable securities are unavailable for investment by the Money Fund as determined by the Manager, the Money Fund will invest at least 65% of its assets in California Municipal Obligations, although the exact amount of the Money Fund's assets invested in such securities will vary from time to time. As a fundamental policy, the Money Fund will invest, under normal circumstances, at least 80% of its assets in Municipal Obligations and, as an operating policy, will invest at least 80% of its assets in Municipal Obligations not subject to the federal alternative minimum tax. The Money Fund may, for temporary or defensive purposes, invest up to 20% of its total assets in securities the interest on which is subject to federal and California personal income tax or to the federal alternative minimum tax. The Money Fund's investments may include "when-issued" Municipal Obligations, and stand-by commitments.

The Money Fund makes its investments primarily in: (1) municipal bonds with remaining maturities of one year or less that at the date of purchase are rated Aaa or Aa by Moody's or AAA or AA by S&P; (2) municipal notes with remaining maturities of one year or less that at the date of purchase are rated MIG 1 or MIG 2 by Moody's or SP-1 or SP-2 by S&P; and (3) municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's or A-1+, A-1 or A-2 by S&P. If any of these securities are not rated, they may be acquired if they are of comparable quality as determined by or on behalf of the Board of Trustees of the California Investment Trust.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WE REQUIRE A MINIMUM INVESTMENT OF $10,000 TO OPEN AN ACCOUNT IN ANY OF OUR BOND OR MONEY MARKET FUNDS. SUBSEQUENT INVESTMENTS MUST BE $250 OR MORE.
--------------------------------------------------------------------------------

GENERAL POLICIES: Each Tax-Free Fund may borrow from banks for temporary or emergency purposes and pledge its assets therefor, up to 10% of its total assets. (No securities will be purchased by a Fund while any outstanding borrowings exceed 5% of its total assets.) Each Fund may also make loans of its portfolio securities provided 100% collateral in the form of cash or U.S. Government securities is pledged and maintained with the Fund by the borrower. Each Tax-Free Fund also may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Generally, a repurchase agreement is an agreement under which a Fund acquires a U.S. Government security subject to resale to a bank or dealer at an agreed upon time and price which reflects a net interest gain for the Fund. A default by the other party could cause a Fund to lose the interest factor; however, the agreement is collateralized by the U.S. Government security and its value is marked to market daily in order to minimize a Fund's risks. No more than 10% of the Income Fund's or the Money Fund's total assets or more than 15% of the Insured Fund's total assets will be invested in repurchase agreements with maturities in excess of seven days. (See the Statement of Additional Information for more information.)

--------------------------------------------------------------------------------
     MANAGER'S NOTE: SHORT-TERM MUNICIPAL OBLIGATIONS ARE ISSUED BY STATE AND LOCAL GOVERNMENTS AND PUBLIC AUTHORITIES AS INTERIM FINANCINGS IN ANTICIPATION OF TAX COLLECTIONS, REVENUE RECEIPTS OR BOND SALES.
--------------------------------------------------------------------------------

Municipal bonds may be issued to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. GENERAL OBLIGATION BONDS are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. REVENUE BONDS are backed by the revenues of a project or facility (tolls from a toll-bridge, for example). Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore investments in these bonds have more potential risk.

Under the Internal Revenue Code of 1986, as amended (the "Code"), there are certain restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as industrial development bonds. Accordingly, interest on certain types of non-essential or private activity bonds may not be exempt from federal income tax, while interest on other types of non-essential or private activity bonds, although exempt from regular federal income tax, is treated as a tax preference for taxpayers subject to the alternative minimum income tax. To the extent a Tax-Free Fund holds such bonds, the burden of the alternative minimum income tax treatment would be passed on to the shareholders as dividends are paid.

Accordingly, the Tax-Free Funds attempt to minimize their investments in such bonds, and no more than 20% of a Tax-Free Fund's net assets will be invested in bonds whose interest is treated as a tax preference item under the federal alternative minimum tax. However, interest on any tax-exempt obligation that is paid to a corporate shareholder will be included in the calculation of its alternative minimum tax liability, if any.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: UNDER NORMAL CIRCUMSTANCES, THE TAX-FREE FUNDS DO NOT INTEND TO INVEST IN MUNICIPAL BONDS SUBJECT TO THE ALTERNATIVE MINIMUM TAX.
--------------------------------------------------------------------------------

Each of the Tax-Free Funds may purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights may be referred to as "demand features" or "puts." In addition, a Tax-Free Fund may also hold floating or variable rate obligations, including certificates of participation. Generally, we utilize the types of securities described in this paragraph (and in more detail in the Glossary) to improve the investment position of a Tax-Free Fund by enhancing its yield or liquidity, by shortening or lengthening its average portfolio maturity, or by a combination thereof. Also, other tax-exempt instruments which may become available in the future may be purchased as long as the Manager believes their quality is equivalent to a Tax-Free Fund's quality standards.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF THE INCOME FUND, THE INSURED FUND AND THE MONEY FUND ARE FUNDAMENTAL, MEANING THAT THEY CAN ONLY BE CHANGED BY VOTE OF THE SHAREHOLDERS.
--------------------------------------------------------------------------------

LIMITING INVESTMENT RISKS: The ability of each Tax-Free Fund to meet its objectives is affected by the ability of municipal issuers to meet their payment obligations. Since each of the Tax-Free Funds invests primarily in obligations of California issuers, the marketability and market value of these obligations may be affected by certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives that could adversely affect the various California issuers' ability to meet their financial obligations. There are additional risks associated with an investment which concentrates in issues of one state. As a result, the value of each Tax-Free Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. An expanded discussion of risks associated with California tax-exempt securities is contained in the Statement of Additional Information.

In recent years "Proposition 13" and similar California constitutional and statutory amendments and initiatives have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these initiatives on the ability of California issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full payments of principal and interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of municipal securities. (An expanded discussion of the risks associated with municipal securities and California issuers is contained in the Statement of Additional Information.)

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WHILE AN INVESTMENT IN THE TAX-FREE FUNDS IS NOT WITHOUT RISK, THE MANAGER FOLLOWS CERTAIN POLICIES IN MANAGING OUR PORTFOLIOS, WHICH MAY HELP TO REDUCE YOUR RISK.
--------------------------------------------------------------------------------

In addition to prudently managing our investments in California and other securities, we have adopted certain policies to limit the credit risks of concentrating in California municipal obligations. Thus, each Tax-Free Fund will not purchase a security, if as a result: (a) with respect to 75% of its assets, more than 5% of its assets would be in the securities of any single issuer, except for the U.S. Government and its agencies or instrumentalities, and except that the Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company; (b) more than 5% of its assets would be in industrial development revenue bonds where the payment of principal and interest are the responsibility of a company with less than three years' operating history; and (c) 25% or more of its assets would be in industrial development revenue bonds where payment of principal and interest is the ultimate responsibility of issuers in the same industry, although we may invest 25% or more of a Tax-Free Fund's assets in the aggregate in different industrial development revenue bonds.

Since we may invest up to 25% of a Tax-Free Fund's assets in a single issuer, changes in the financial condition or market assessment of such issuer may cause greater fluctuations in the per share price of the Income Fund and in the yield of the Money Fund. However, we will attempt to limit price volatility of the Income Fund and the Insured Fund by investing a portion of those Funds' assets in intermediate term municipal securities.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF OUR GOVERNMENT FUND?

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WE OFFER TWO FUNDS TO MEET THE NEEDS OF BOTH LONG-TERM AND SHORT-TERM INVESTORS SEEKING INCOME FROM INVESTMENT GRADE U.S. GOVERNMENT SECURITIES. OUR GOVERNMENT FUND IS OFFERED FOR INVESTORS SEEKING THE CREDIT SAFETY AND INCOME OF GNMA AND OTHER U.S. GOVERNMENT SECURITIES. THE TREASURY TRUST INVESTS THE SHORT-TERM U.S. TREASURY SECURITIES EXEMPT FROM CALIFORNIA (AND MOST OTHER STATES') PERSONAL INCOME TAXES.
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND seeks liquidity, safety from credit risk, and as high a level of income as is consistent with these objectives by investment in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities, primarily Government National Mortgage Association ("GNMA") Certificates. Such obligations include U.S. Treasury bills, notes, strips and bonds and GNMA Certificates. No GNMA derivatives are included in the portfolio. The Fund may not always be able to achieve its objectives.

GNMA'S: Since the Government Fund began operation it has invested, and plans to continue to invest, primarily in GNMA Certificates (including variable rate certificates), popularly called "Ginnie Mae's." GNMA Certificates are GNMA mortgage-backed securities representing part ownership of a pool of mortgage loans on real property. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Government Fund purchases "modified pass-through" type GNMA Certificates for which the payment of principal and interest on a timely basis is guaranteed, rather than the "straight-pass through" Certificates for which such guarantee is not available. The Fund also may purchase "variable rate" GNMA Certificates or any other type which may be issued with GNMA's guarantee.

GNMA's guarantee of timely payment of principal and interest on GNMA Certificates is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

Generally, GNMA Certificates bear a nominal "coupon rate" which represents the effective Federal Housing Administration Veterans Administration mortgage rates for the underlying pool of mortgages, less GNMA and issuer's fees. Payments to holders of GNMA Certificates, such as the Government Fund, consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder is calculated by dividing such payments by the purchase price paid for the GNMA Certificate. Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WE HAVE MANY INVESTORS WHO ARE UNCERTAIN OF THE INVESTMENT PERIOD FOR THEIR FUNDS AND WHO ALLOCATE SOME OF THEIR ASSETS TO ONE OF OUR MONEY FUNDS AND SOME TO ONE OR MORE OF OUR BOND FUNDS, THEREBY ACHIEVING THEIR DESIRED AVERAGE MATURITY.
--------------------------------------------------------------------------------

The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments. The assumed average life of pools of mortgages having terms of under 30 years is less than 12 years, but typically not less than 5 years. A pool's expected life may be shortened, however, by prepayments of principal and interest on the underlying mortgages. Such prepayments result from a number of factors, including interest rate levels, general economic conditions, foreclosure rates, location and age of mortgages, and other social and demographic conditions. In periods of falling interest rates, the rate of prepayment tends to increase, which shortens the actual average life of a mortgage pool. The converse generally occurs during periods of rising interest rates. Any prepayments are passed through to the Government Fund and become available for reinvestment by the Fund at the then current yields. When interest rates have fallen, reinvestment of prepayments will generally be at lower yields.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE GOVERNMENT FUND'S INVESTMENT OBJECTIVES AND CERTAIN POLICIES ARE FUNDAMENTAL, MEANING THAT THEY CAN ONLY BE CHANGED BY A VOTE OF ITS SHAREHOLDERS.
--------------------------------------------------------------------------------

GENERAL POLICIES: The Government Fund, under normal market conditions, attempts to invest 100% and, as a matter of fundamental policy, invests at least 80% of the value of its net assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

The Government Fund may borrow from banks for temporary or emergency purposes and pledge for such borrowings up to 10% of its total assets. (No securities will be purchased by the Fund while the value of outstanding borrowings exceed 5% of its total assets.) The Government Fund may also loan its portfolio securities provided 100% collateral in the form of cash or U.S. Government securities is pledged and maintained with the Fund by the borrower. The Fund also may enter into repurchase agreements with Government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. We will invest no more than 10% of the Government Fund's total assets in repurchase agreements with maturities in excess of seven days. (See the above discussion of repurchase agreements for the Tax-Free Funds, and the Statement of Additional Information for more information.)

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF OUR TREASURY TRUST?

THE UNITED STATES TREASURY TRUST seeks preservation of capital, safety, liquidity and consistent with these objectives, the highest attainable current income exempt from state income taxes, by investing exclusively in U.S. Treasury securities, namely bills, notes or bonds which are direct obligations of the U.S. Government. The Treasury Trust does not invest in derivative securities. The Treasury Trust's net assets will at the time of investment have remaining maturities of 397 days or less. The dollar weighted average maturity of its portfolio will be 90 days or less, and it will attempt to maintain a constant net asset value of $1.00 per share.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE TREASURY TRUST INVESTS SHORT-TERM IN THE SAFEST SECURITIES AVAILABLE: U.S. TREASURY OBLIGATIONS.
--------------------------------------------------------------------------------

Under California law, dividends paid by a mutual fund, or a series thereof, which are derived from interest income on direct obligations of the U.S. Government (provided that the fund's federal and California tax-exempt obligations constitute at least 50% of the fund's total assets at the end of each quarter of its taxable year) will be exempt from California personal income tax. Most other states have similar provisions. Accordingly, as a matter of fundamental policy, the Treasury Trust will invest 100% of its net assets in direct obligations of the U.S. Government so that all of its dividends will be exempt from California (and most other states') personal income tax. Prospective investors should consult their own tax advisers for more information.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF OUR STOCK FUNDS?

S&P 500 INDEX FUND The investment objective of the 500 Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 77% of the market value of all common stocks publicly traded in the United States. Companies included in the Index range from $403 million to $358 billion in market capitalization. The Manager believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The median market capitalization of the stocks in the S&P 500 Index is approximately $7.6 billion.

S&P MIDCAP INDEX FUND The investment objective of the MidCap Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of publicly traded common stocks of medium-size domestic companies, as represented by the Standard & Poor's MidCap 400 Index (the "MidCap Index"). The MidCap Index, representing approximately 8% of the market value of all common stocks publicly traded in the United States, is composed of 400 selected common stocks of medium-size domestic companies with market capitalizations between $148 million and $13 billion. The median market capitalization of the stocks in the MidCap Index is approximately $1.6 billion.

S&P SMALLCAP INDEX FUND The investment objective of the SmallCap Fund is to seek investment results that correspond to the total return of publicly traded common stocks of small sized companies, as represented by the S&P SmallCap 600 Index (the "SmallCap Index").* As of December 23, 1998, the SmallCap Index, representing about 3% of the market value of all common stocks publicly traded in the United States, was composed of 600 selected domestic companies with market capitalizations between $37 million and $3.4 billion. The median market capitalization of the stocks in the SmallCap Index was $380 million.

The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon eco-

---------------
*"Standard & Poor's", "S&P", "S&P 500, "Standard & Poor's 500", "500", "Standard and Poor's MidCap 400 Index", and "Standard and Poor's SmallCap 600 Index" are service marks of Standard and Poor's Corporation and have been licensed for use by the Funds. The Funds are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Funds.

nomic, financial, and market analysis and investment judgment. Instead, each Index Fund, utilizing a "passive" or "indexing" investment approach, attempts to replicate the performance of S&P 500, MidCap Index or the SmallCap Index, respectively. The Index Funds are designed to keep transaction costs and other expenses low. There is no assurance that the Index Funds will achieve their investment objectives.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE 500 FUND, MIDCAP FUND AND THE S&P SMALLCAP ARE CALLED THE "INDEX FUNDS."
--------------------------------------------------------------------------------

Each Index Fund is intended for long-term investors. The 500 Fund is intended for investors seeking investment results that correspond to the total return of publicly traded U.S. common stocks, as represented by the S&P 500*. The MidCap Fund is intended for investors seeking investment results that correspond to the total return of publicly traded common stocks of medium-sized domestic companies, as represented by the MidCap Index. The SmallCap Fund is for investors seeking investment results that correspond to the total return of publicly traded common stocks of small sized companies, as represented by the SmallCap Index. Experience has shown that the longer the period of investment, the more likely the investor is to have a profitable result. If you anticipate an investment period of less than three to five years, we suggest you consider one of our money market or bond funds.

Under normal conditions, each Index Fund will invest at least 80% of its assets (65% if an Index Fund's asset level is below $25 million) in equity securities of companies that compose the relevant index. In seeking to replicate the performance of the S&P 500, the MidCap and the SmallCap Index, respectively, the Manager will, over time, attempt to allocate each Index Fund's portfolio among common stocks in approximately the same weightings as the relevant index, beginning with the heaviest-weighted stocks that make up a larger portion of each index's value. Over the long term, the Manager will seek a correlation between the performance of each Index Fund and that of the relevant index of at least 95% (or between 85%-95% if an Index Fund's assets are below $25 million). A figure of 100% would indicate perfect correlation. In the unlikely event that the high correlation sought by the Manager is not achieved, the Board of Trustees of the California Investment Trust II will consider alternative arrangements.

The Manager generally will seek to match the composition of the relevant index to the maximum extent, but may not always invest an Index Fund's stock portfolio to mirror such index exactly. Because of the difficulty and expense of executing relatively small stock transactions, an Index Fund may not always be invested in the less heavily weighted stocks comprising its relevant index, and may at times have its portfolio weighted differently from the relevant index, particularly when an Index Fund has total assets of less than $25 million. The Manager anticipates that each Index Fund will be able to mirror the performance of the relevant index with little variance at asset levels of $25 million or more. Each Index Fund may omit or remove an index stock from the portfolio if, following objective criteria, the Manager judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

Although the Manager will attempt to invest as much of each Index Fund's assets as is practical in stocks comprising the relevant index, each Index Fund also will maintain a reasonable position in high quality, short-term debt securities and money market instruments to meet redemption requests and other needs for liquid assets. If the Manager believes that market conditions warrant a temporary defensive posture (as an example, extreme market volatility), each Fund may invest without limit in high-quality, short-term debt securities and money market instruments (including shares in money market mutual funds). These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, banker's acceptances and time deposits, U.S. Government securities, and repurchase agreements.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WE BELIEVE THAT INVESTING IN INDEX FUNDS THAT REPRESENT A BROAD SEGMENT OF THE MARKET, WITH DIVIDENDS REINVESTED AND COMPOUNDED, WILL PROVIDE VERY COMPETITIVE LONG-TERM INVESTMENT RESULTS.
--------------------------------------------------------------------------------

S&P 500, MIDCAP AND SMALLCAP INDEXES-The composition of the S&P 500, MidCap Index and the SmallCap Index may be changed from time to time. They are determined by S&P and are based on such factors as the market capitalization and trading activity of each stock and the extent to which each stock is representative of stocks in a particular industry. The weighting of stocks in each index is based on the relative market capitalization of each stock constituting the index; that is, its market price per share times the number of shares outstanding. Inclusion of a stock in the S&P 500 Index, S&P MidCap Index or the S&P SmallCap Index in no way implies an opinion by S&P as to its attractiveness as an investment.

The following table includes basic information about the diversification of the indices. As markets change, these numbers to fluctuate so they should only be considered only approximations of the current weightings. As of December 24, 1998, the Index Funds were comprised of the following broad sectors in approximate proportions.

                               500 Fund      MidCap Fund     SmallCap Fund
Sectors weights
Capital good                      5.9%           5.9%             4.7%
Consumer cyclical                 7.6%           6.2%            10.8%
Consumer non-durable             27.8%          19.2%            23.8%
Banking & financial service      15.6%          13.8%            16.5%
Utility                          10.6%          11.6%             4.4%
Service                           0.1%           3.0%             3.3%
Transportation                    1.0%           2.8%             3.3%
Manufacturing                     6.1%           8.6%            13.9%
Technology                       18.6%          25.2%            15.7%
Energy                            6.7%           3.7%             3.5%

Representation of
U.S.Equity Markets                 77%             8%               3%

Weighting of top 50 Stocks       46.8%          34.7%            24.1%

The ability of each Index Fund to meet its objective depends to some extent on the cash flow experienced by such Fund because investments and redemptions by shareholders will generally require the Index Funds to purchase or sell portfolio securities. The Manager will make investment changes to accommodate cash flow in an attempt to maintain the similarity of each Fund's portfolio to the relevant index. You also should be aware that the S&P 500, MidCap and the SmallCap Indices are all unmanaged indices and their performance does not take into account management fees, brokerage commissions and other costs of investing that the Index Funds must bear. Finally, because each Index Fund seeks to track the relevant index, they are not managed for growth or income in the same manner as other mutual funds, and the

Manager generally will not attempt to judge the merits of any particular stock as an investment. Accordingly, you should not expect to achieve results that are potentially greater than the total return for each Index Fund's benchmark index.

Each Index Fund expects to invest in a stock such that it's representative holding in the fund is approximately the same as the stock's weight in underlying index. Because some of the stocks that comprise the S&P MidCap Index and S&P SmallCap Index may be thinly traded, comparatively small investments could cause relatively volatile price fluctuations.

EQUITY INCOME FUND seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Equity Income Fund will also consider the potential for price appreciation when consistent with seeking current income.

The Manager will attempt to manage the Equity Income Fund so that the average income yield of the common stocks held by the Equity Income Fund will be at least 50% greater than the yield of the S&P 500 Index. Because of these strategies, we expect that the Equity Income Fund will have less price volatility than the S&P 500 Index. There is no assurance that the Equity Income Fund will achieve its stated objective.

Under normal conditions, the Equity Income Fund must invest 65% and will attempt to invest at least 80% of its total assets in income-producing common stocks. Except for necessary cash reserves, the Equity Income Fund will typically invest all of its assets in an effort to meet its investment objectives. The Equity Income Fund intends to invest in securities which generate a relatively high level of dividend income and have potential for capital appreciation. These securities will generally be stocks of high-quality U.S. corporations; however, as deemed appropriate by the Manager, the Equity Income Fund may invest in preferred stocks, equity securities which are convertible into common stocks, American Depository Receipts, Real Estate Investment Trusts, and futures contracts based on the S&P BARRA/Value Index, the S&P 500 Index, and the S&P MidCap Index. The Equity Income Fund seeks to diversify its investments over a carefully selected list in order to moderate the risks inherent in investing in equity investments.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: UNDER NORMAL MARKET CONDITIONS, THE MANAGER INTENDS THE EQUITY INCOME FUND TO BE FULLY INVESTED AT ALL TIMES BY USING VARIOUS CASH MANAGEMENT STRATEGIES OUTLINED HERE AND IN THE STATEMENT OF ADDITIONAL INFORMATION. IT IS OUR BELIEF THAT BY BEING FULLY INVESTED, THE FUND INCREASES THE POSSIBILITY OF MEETING THE INVESTMENT GOALS OF ITS INVESTORS.
--------------------------------------------------------------------------------

The Equity Income Fund invests in a company following an analysis of the issuing company. Ananalysis technique, proprietary to the Manager, is isused and includes, among other things, tests for dividend payout ratio and positive growth of dividends. Over time, dividend income has proved to be an important component of total return. Also, dividend income tends to be a more stable source of total return than does capital appreciation. While the price of a company's stock can be significantly affected by market fluctuations and other short-term factors, its dividend rate usually has greater stability. For this reason, securities which pay a high level of dividend income are generally less volatile in price than securities which pay a low level of dividend income.

Although the Manager will attempt to invest as much of the Equity Income Fund's assets as is practical in income-producing stocks, the Fund may maintain a reasonable position in high-quality, short-term debt securities and money market instruments to meet redemption requests and other needs for liquid assets. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, banker's acceptances and time deposits, U.S. Government obligations, money market mutual funds, and repurchase agreements.

If the Manager believes that market conditions warrant a temporary defensive posture (as an example, extreme market volatility) the Equity Income Fund may invest without limitation in high-quality, short-term debt securities and money market instruments (including shares in money market mutual funds).

These policies are not fundamental so they may be changed by the Board of Directors without shareholder approval. However, the Equity Income Fund will notify shareholders before any material change is made in the Fund's policies.

INVESTMENT RISKS

The Money Fund invests primarily in securities of issuers within the State of California and therefore an investment in the Fund may be riskier than an investment in other types of money market funds.

Mutual funds investing primarily in equity securities are subject to market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

All Funds except the Index Funds are managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgement. The Index Funds are managed passively, but attempt to replicate the performance of the applicable index. Therefore, all Funds are subject to manager risk. Manager risk refers to the possibility that the Fund's manager may fail to execute the Fund's investment strategy effectively. As a result, a Fund may fail to achieve its stated objective.
--------------------------------------------------------------------------------


The first table on the next page shows the performance of the S&P 500 for the ten years from 1988 through 1997. Stock prices fluctuated widely during this period but were higher at the end than at the beginning. The results shown should not be viewed as representative of the income or capital gain or loss that the S&P 500 may generate in the future, nor should this be considered representative of the future performance of the 500 Fund.

[GRAPHIC OMITTED]

S&P 500 Index*
Performance 1988-1997

1988      16.61%
1989      31.69%
1990      -3.10%
1991      30.47%
1992       7.62%
1993      10.08%
1994       1.32%
1995      37.58%
1996      22.96%
1997      33.36%

*SOURCE: Standard & Poor's Corporation. Total Returns for the S&P 500 include the change in price of S&P 500 stocks and assume reinvestment of all dividends paid by S&P 500 stocks.

The table above shows the actual performance of the MidCap Index for 1990 through 1997 and its reconstructed performance for the years 1988 and 1989. The reconstructed performance utilizes the prices of the 400 companies comprising the MidCap Index as of May 24, 1989, the date S&P introduced the MidCap Index. The information shown for the years 1988 through 1989 does not represent actual performance results and is intended to illustrate what the approximate performance of the MidCap Index would have been in those years. The table should not be viewed as representative of the income or capital gain or loss that the MidCap Index may generate in the future, nor should this table be considered representative of the future performance of the MidCap Fund.

[GRAPHIC OMITTED]

S&P MidCap Index*
Performance 1988-1997

1988      20.87%
1989      35.55%
1990      -5.12%
1991      50.11%
1992      11.91%
1993      13.96%
1994      -3.58%
1995      30.93%
1996      19.23%
1997      32.24%

*SOURCE: Standard & Poor's Corporation. No attempt was made to adjust the reconstructed MidCap Index regarding companies that did not exist throughout the period. The reconstructed information does not, therefore, contain data for 400 companies throughout the time period.

The table below shows the actual performance of the SmallCap Index for 1994 through 1997 and its reconstructed performance for the years 1988 and 1993. The reconstructed performance utilizes the results generated by Standard &Poor's based on a sampling of stocks that would have been likely to be included in the index had it been in existance. The information shown for the years 1988 through 1993 does not represent actual performance results and is intended to illustrate what the approximate performance of the SmallCap Index would have been in those years. The table should not be viewed as representative of the income or capital gain or loss that the SamallCap Index may generate in the future, nor should this table be considered representative of the future performance of the SmallCap Fund.

[GRAPHIC OMITTED]

S&P SmallCap Index*
Performance 1988-1997

1988      19.49%
1989      13.89%
1990     -23.69%
1991      48.49%
1992      21.04%
1993      18.78%
1994      -4.78%
1995      29.96%
1996      21.32%
1997      25.58%

*SOURCE: Standard & Poor's Corporation.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WHILE THE INDEX FUNDS SEEK TO DUPLICATE THE PERFORMANCE OF THE S&P 500, MIDCAP INDEX AND SMALLCAP INDEX, RESPECTIVELY, THE STOCK PORTFOLIOS MAY NOT MATCH THE INDEXES PERFECTLY. THE INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF THE INDEX FUNDS ARE FUNDAMENTAL, MEANING THAT THEY CAN ONLY BE CHANGED BY VOTE OF THE SHAREHOLDERS.
--------------------------------------------------------------------------------

INVESTMENT LIMITATIONS

The investment objective and status of each Stock Fund as a diversified mutual fund are fundamental features, and may not be changed without shareholder approval. The following summarizes certain other of each Stock Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information.

Each Stock Fund may borrow money from a bank, but only for temporary or emergency purposes. Each Stock Fund may also borrow money by engaging in reverse repurchase agreements, whereby such Fund would sell securities and agree to buy them back at a later date. Each Stock Fund may borrow up to a maximum aggregate amount equal to 15% of the market value of its assets, determined at the time of bor-rowing. Each Stock Fund would borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by such Stock Fund. To the extent that a Stock Fund borrows money prior to selling securities, the Stock Fund may be leveraged; at such times, the total value of the Stock Fund may appreciate or depreciate more rapidly than its benchmark index. Prior to purchasing additional portfolio securities, each Stock Fund will repay any money borrowed in excess of 5% of the market value of its total assets.

Each Stock Fund may lend its investment securities to qualified institutional investors for the purpose of realizing additional income, although it is not currently expected that any Stock Fund will do so. As collateral for the loaned securities, the Stock Fund will receive cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. Loans of securities, in the aggregate, will be limited to 10% of each Stock Fund's total assets, determined at the time of lending. This is a non-fundamental limitation, and may be changed at any time without shareholder approval.

STOCK INDEX FUTURES

Each Stock Fund may buy and sell stock index futures contracts (a) provided that not more than 5% of a Stock Fund's assets (determined at the time of the transaction) are required as futures contracts deposits, and (b) only to the extent that these futures obligations would represent not more than 20% of a Stock Fund's total assets (35% if total assets are below $25 million). Each Stock Fund may engage in futures transactions for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index, or, in the case of the Equity Income Fund, for bonafide hedging purposes. The Stock Funds may not use futures contracts to leverage its assets.

The primary risks associated with the use of future contracts are: (i) imperfect correlation between the change in market value of the stocks held by a stock Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position when desired. The risk of imperfect correlation may be reduced by investing only in those contracts whose behavior is expected to resemble that of a stock Fund's underlying securities. The risk that a Stock Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange or board of trade with an active and liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in the pricing of futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (as well as gain) to the investor. To minimize this risk, when investing in futures contracts, a stock Fund will maintain cash or cash equivalents in the amount of the underlying obligation, less the value of the initial margin.

To the extent the MidCap Fund purchases or sells futures contracts, the Manager currently intends to use futures contracts on the MidCap Index. The MidCap Fund may, depending upon liquidity and other considerations, use future contracts on various other indices including: the NYSE, Composite Index, Value Line Composite Index, S&P 500, and Standard & Poor's 100 Stock Index. To the extent the SmallCap Fund purchases or sells futures contracts, the Manager currently intends to use futures contracts on the Russell 2000. The SmallCap Fund may, depending upon liquidity and other considerations, use future contracts on various other indices including, but not limited to, the S&P 500 Index and S&PMidCap Index.

PORTFOLIO TRANSACTIONS

GNMA Certificates and new issues of municipal obligations are often sold on a "when-issued" or "delayed delivery" basis. While we have ownership rights to the obligations, we do not have to pay for them until they are delivered to us, normally 15 to 45 days later. To meet that payment promise, we set aside (in a separate account at our Custodian bank for the acquiring Fund) cash or securities equal to the payment that will be due. Depending on market conditions, we could experience greater fluctuations in the share prices or net asset values of the Income Fund and the Government Fund as a result of when-issued purchases. In our Manager's opinion, such purchases do not under normal circumstances affect our ability to maintain the Money Fund's or the Treasury Trust's net asset value at $1.00 per share.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: OUR MANAGER CHOOSES DEALERS BY JUDGING PROFESSIONAL ABILITY, QUALITY OF SERVICES, AND REASONABLENESS OF MARK-UPS.
--------------------------------------------------------------------------------

Our Manager may consider a number of factors in determining which brokers or dealers to use for our portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors may include, but are not limited to, the reasonableness of commissions or markups, the quality of services and executions, and the sale of shares of any Fund by broker-dealers.

The Manager uses various brokerage firms to carry out the Stock Funds' portfolio transactions. Since the Manager places a large number of transactions, each Stock Fund pays commissions lower than those paid by individual investors. Also, the Stock Funds incur lower costs than those incurred by individuals when purchasing debt securities. Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Sub-Adviser may use this research information in managing each Stock Fund's assets, as well as the assets of other clients.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE FREQUENCY OF PORTFOLIO TRANSACTIONS WILL VARY FROM YEAR TO YEAR DEPENDING ON MARKET CONDITIONS.
--------------------------------------------------------------------------------

The majority of portfolio transactions in the Index Funds (other than those made in response to shareholder activity) will be made to adjust such Fund's portfolio to track the relevant index or to reflect occasional changes in such index's composition.

HOW ARE DIVIDENDS, DISTRIBUTIONS AND TAXES HANDLED?

To the extent a Tax-Free Fund invests in California Municipal Obligations and meets certain requirements of federal income tax and California personal income tax law, the income received by the Fund is paid to you in the form of dividends by the Fund which are exempt from regular federal income taxes and California personal income tax. Distributions of income from certain stripped tax-exempt obligations and coupons, repurchase agreements, securities loans, or other taxable investments (if any) will not be exempt from federal or California income tax. Since inception of the Money Fund and the Insured Fund (December 4, 1985 for the Money Fund and

October 20, 1992 for the Insured Fund) 100% of the dividends paid by these Funds were exempt from federal and California personal income taxes. For the Income Fund, 100% of the dividends paid by the fund from inception (December 4, 1985) through the fiscal year ended August 31, 1997 were expempt from federal and California personal income taxes. For the fiscal year ended Auguat 31, 1998, 99.9% of the dividends from the Income Fund qualified as tax-exempt interest dividends. The Government Fund and the Treasury Trust also pay their net interest income to you as dividends. Dividends paid by the Treasury Trust are expected to be subject to federal income tax but exempt from California personal income tax. Dividends paid by the Government Fund are expected to be subject to federal income tax and a portion of such dividends are expected to be subject to California personal income tax.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE MONEY FUND AND THE TREASURY TRUST DECLARE AND CREDIT DIVIDENDS TO YOUR ACCOUNT DAILY AND REINVEST THEM OR PAY THEM OUT IN CASH MONTHLY.
--------------------------------------------------------------------------------

Each business day, we credit Money Fund and Treasury Trust shareholder accounts with a dividend consisting of substantially all of the net investment income earned by the Money Fund and the Treasury Trust since the last dividend. Such dividends are then paid on the last business day of each month. If you redeem all shares in your Money Fund or Treasury Trust account at any time during a month, all dividends credited to your account are paid to you along with the proceeds of redemption. On the last business day of the month (payment date), we will distribute dividends to Income Fund, Insured Fund and Government Fund shareholders substantially equal to all the net investment income earned by each Fund during that month. Shareholders eligible for the dividend are those who hold shares as of the date of record, which is the next to the last business day of that month.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WE AUTOMATICALLY REINVEST YOUR DIVIDENDS AND DISTRIBUTIONS UNLESS YOU TELL US OTHERWISE.
--------------------------------------------------------------------------------

Shareholders who reinvest their dividends will have their dividends reinvested on the payment date of that month, at that day's closing price. We will mail dividends to shareholders typically on the next business day following the payment date. Investors who select our Electronic Funds Transfer ("EFT") option will have their personal accounts credited normally within two business days following the payment date.

Each Stock Fund ordinarily pays dividends from net investment income quarterly and distributes net realized securities gains, if any, annually, but may make distributions on a more frequent basis to comply with the distribution requirements of the "Code", and in all events in a manner consistent with the provisions of the 1940 Act. On the last business day of March, June, September and December we distribute dividends to shareholders of each Stock Fund substantially equal to all the net investment income earned by each Stock Fund during the prior three months payable to shareholders of record as of the second to the last business day of March, June, September and December, respectively.

Unless you otherwise indicate on your account application or notify our Shareholder Servicing Agent in writing later that you wish to receive cash, we will automatically reinvest all income dividends and capital gains distributions in additional shares of the Fund from which they were paid at no cost to you. Distributions are treated in the same manner for tax purposes whether paid in cash or reinvested in additional shares.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE 500 FUND AND THE MIDCAPFUND ASSESS AN ANNUAL MAINTENANCE FEE OF $10.00 PER ACCOUNT TO OFFSET THE COSTS OF MAINTAINING SHAREHOLDER ACCOUNTS. THE FEE IS DEDUCTED FROM EACH FUND'S DIVIDEND AT A RATE OF $2.50 PER QUARTER.
--------------------------------------------------------------------------------

The Funds will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized by each Fund or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors.

For tax purposes, each Fund is treated as a separate taxable entity. Thus, any distributions of capital gains are on a per Fund basis rather than aggregated for the Trust as a whole. Any capital gains you may receive on your investment in the Funds are taxable (unless you are a tax-exempt organization that has not borrowed money to purchase shares). One annual payment from net realized capital gains (after offsetting any available capital loss carryovers) of each Fund, if any, will be distributed for the 12-month period ending October 31. When these distributions represent a Fund's long-term capital gains, the Code treats them that way for you, whether you take them in cash or reinvest them in additional shares, and regardless of how long you have been a shareholder. The determining factor is how long the Fund held the securities that produced the gains. You also may receive distributions of short-term capital gains, which will be taxed as ordinary income. Any dividend or distribution declared in October, November or December as of a record date in such months and paid in the following January will be treated as received on December 31 for federal tax purposes. Shareholders will be informed after the close of each calendar year as to the federal income tax consequences of distributions made each year.

With respect to the Income Fund, the Insured Fund, the Government Fund and the Stock Funds, you may also realize a gain or a loss in any year in which you redeem (sell) shares since the net asset value of the Funds fluctuate. The tax treatment will depend, of course, on how long you owned your shares and on your individual tax position. Any loss realized upon the redemption of shares within six months from the date of their purchase will be disallowed to the extent of tax-exempt dividends received during such period or will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. In addition, all or a portion of any such loss will be disallowed to the extent other shares of the same Fund are acquired (including by reinvestment of dividends) within 30 days before or after such redemption.

We use the accounting practice called equalization for the Income Fund, the Insured Fund, the Government Fund and the Stock Funds in order to avoid the dilution of the dividends payable to existing shareholders. Under this procedure, that portion of the net asset value per share of the Fund which is attributable to undistributed income is allocated as a credit to undistributed income in connection with the purchase of shares or a debit to undistributed income in connection with the redemption of shares. Thus, after every distribution, the value of a share drops by the amount of the distribution. If you purchase shares of one of these Funds before the record date of a distribution (the next to the last business day of the month) and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. Dividends and distributions from net realized short-term securities gains paid or credited to accounts maintained by U.S. nonresident shareholders also may be subject to U.S. nonresident withholding taxes.

Any tax-exempt income accrued by the Income Fund or the Insured Fund prior to payment by it as a dividend will lose its tax-free status if you redeem your shares prior to the dividend record date, and instead will be included as part of the proceeds of such redemption. Accordingly, rather than being received as a tax-exempt dividend, it may be subject to federal and state income tax. You may redeem shares of the Income Fund or the Insured Fund with the least adverse tax consequences on the last business day of the month on which date the dividend representing substantially all the net income previously accrued for the month is declared. The percentage of income designated as tax-exempt by such Fund will be determined after the close of the Fund's fiscal year and will be applied uniformly to all distributions made by it during each fiscal year and may differ from the actual tax-exempt percentage for any particular month.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: NOTICE AS TO THE TAX STATUS OF YOUR DIVIDENDS AND DISTRIBUTIONS IS MAILED TO YOU ANNUALLY. WE WILL SEND YOU A STATEMENT OF YOUR ACCOUNT AT LEAST QUARTERLY AND AFTER EVERY TRANSACTION THAT AFFECTS YOUR SHARE BALANCE OR REGISTRATION.
--------------------------------------------------------------------------------

We are required by federal law to withhold 31% of reportable payments, which may include redemptions (except redemptions of Money Fund and Treasury Trust shares), capital gains distributions and other taxable distributions, if any, paid to certain accounts the holders of which have not complied with Internal Revenue Service ("IRS") regulations. In connection with this withholding requirement, you will be asked to certify on our application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% back-up withholding for previous underreporting to the IRS or that you are an exempt recipient. Shareholders are also required to disclose on their federal income tax returns their receipt of tax-exempt income, including tax-exempt distributions from the Tax-Free Funds, even though such distributions are not included in taxable income. For most kinds of accounts, each Fund will report the proceeds of your redemptions to you and the IRS annually. However, because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax. Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. Depending on the composition of a Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations.

Our discussions in this Prospectus are general by nature, and you are advised to consult your tax advisor for more complete information about federal, state, and local tax issues. Paul, Hastings, Janofsky & Walker has expressed no opinion in respect thereof. For example, shareholders subject to taxation in states other than California may be taxed in such states on dividends they receive that are exempt under the California personal income tax law.

ABOUT OUR MANAGEMENT

Our Trustees and Officers are: Richard F. Shelton, President and Trustee; Phillip W. McClanahan, Vice President, Treasurer and Trustee; Stephen C. Rogers, Chief Operating Officer, Secretary and Trustee; Harry Holmes, Trustee, with Harry Holmes & Associates Consulting and formerly with Aspen Skiing Company and Pebble Beach Company; and John B. Sias, Trustee, President and CEO, Chronicle Publishing Company, formerly President ABC Television Network Group, and
Director, Capital Cities/ABC Inc. The Manager, CCM Partners, which is a California limited partner-ship, and the Trusts were founded in 1985. The general partner of the Manager is RFS Partners, which is a California limited partnership controlled by Richard F. Shelton, our President. In addition, the Manager has a number of limited partners with extensive business and investment backgrounds, including the following individuals: Hamilton W. Budge, of counsel to the law firm of Brobeck, Phleger & Harrison; Doris F. Fisher, co-founder of The Gap, Inc.; Robin Quist Gates, Trustee of the San Francisco Museum of Modern Art; Brooks Walker, Jr., Trustee of the San Francisco Museum of Modern Art, and Brayton Wilbur, Jr., President of Wilbur-Ellis, Inc.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: OUR BOARD OF TRUSTEES HAS EXTENSIVE BUSINESS, INVESTMENT, AND MONEY MANAGEMENT EXPERIENCE. THE TRUSTEES SUPERVISE OUR ACTIVITIES AND REVIEW CONTRACTUAL ARRANGEMENTS WITH COMPANIES WHICH PROVIDE US SERVICES. THE OFFICERS OF THE MANAGER HAVE EXTENSIVE EXPERIENCE IN THE INVESTMENT AND SECURITIES BUSINESS.
--------------------------------------------------------------------------------

Phillip W. McClanahan is Director of Investments for the Manager. He has been involved in the day-to-day operations of the Income Fund, the Government Fund, the Money Fund, the Treasury Trust and the Insured Fund since their inception in 1985, 1989 (Treasury Trust) and 1992 (Insured Fund). He served as Vice President and Portfolio Manager at Transamerica Investment Services from 1984 to 1985. From 1966 to 1984 he was Vice President and Portfolio Manager at Fireman's Fund Insurance Company and Amfire, Inc. For more information on Mr. McClanahan's business experience, please see "Trustees and Officers" in the Statement of Additional Information.

Rod Baldwin is the Portfolio Manager for the Stock Funds, He has been employedby the Manager since early 1999. Prior to his employment with CCMPartners, Mr. Baldwin handled the day-to-day management of the Stock Funds as part of his duties as Director, Index Investment Management with BofA Capital Management, a wholly owned subsidiary of Bank of America NT&SA. Bank of America NT&SA served as the Sub-Advisor of the Stock Funds from their inception. Mr. Baldwin was with BofA Capital Management from 1976 to 1999. In addition to his duties relating to the Stock Funds, he was responsible for managing index products for Bank of America NT&SA.

For managing the investments and business affairs, the Income Fund, Insured Fund, Money Fund, Treasury Trust and Government Fund pays the Manager a monthly fee, less reimbursements as noted below, based on the following annualized percentages of average daily net assets of the Fund throughout the month: 0.50% of the first $100 million of net assets, plus 0.45% on net assets from $100 million to $500 million, and 0.40% of net assets above $500 million. For the Manager's services, the Manager is entitled to a monthly fee from the MidCap Fund computed at the annual rate of 0.40% of the value of its average daily net assets. The Manager is also entitled to a monthly fee from the S&P 500 Index Fund computed at the annual rate of 0.25% of the value of its average daily net assets. For managing the investments and business affairs, the SmallCap Fund and the Equity Income Fund pay the Manager a monthly fee, less reimbursements as noted below, based on the following annualized percentages of average daily net assets of the Fund throughout the month: 0.50% of the first $500 million of average daily net assets, plus 0.45% on average daily net assets from $500 million to $1 billion, and 0.40% of net assets above $1 billion.

Pursuant to the Management Agreements with the Manager, each Fund is responsible for its own operating expenses including, but not limited to, the Manager's fee; taxes, if any; transfer agent, custodian, legal, and auditing fees; fees and expenses of Trustees who are not members of, affiliated with, or interested persons of the Manager; salaries of any personnel not affiliated with the Manager; periodic insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of each Fund's net assets and of bookkeeping and recordkeeping functions; printing and other expenses relating to each Fund's operations; plus any extraordinary and non-recurring expenses which are not expressly assumed by the Manager.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WE BELIEVE OUR ANNUAL FUND OPERATING EXPENSES ARE AMONG THE LOWEST AVAILABLE.
--------------------------------------------------------------------------------

Annual operating expenses of each Fund, excluding extraordinary items, are limited by the Manager to 1% of its average daily net assets, and the Manager has voluntarily agreed to further limitations. The Manager has agreed to waive its fees and absorb expenses to the extent necessary to limit total fund operating expenses through August 31, 1999 to the following annual rates of average net assets of each Fund: Money Fund-0.40%; Income Fund-0.65%; Insured Fund-0.55%; Government Fund-0.65%; Treasury Trust-0.40%; 500 Fund-0.20%; MidCap Fund-0.40%; SmallCap Fund-0.65%; and the Equity Income Fund-0.80%. The operating expenses, including the management fee and all other expenses (excluding extraordinary expenses), incurred by a Fund in excess of this expense ratio limitation will be reimbursed to that Fund by the Manager out of the management fee. The Manager paid for all of the Trusts' organization expenses and for substantially all of the Funds' operating expenses during the initial fiscal period ended August 31, 1986. During the fiscal years ended since then, the Manager has reimbursed each Fund and assumed certain Fund expenses to lower the net expenses of each Fund as set forth in their respective Financial Highlights on pages 6 through 11. The net management fee paid by each Fund during its last fiscal year ended August 31, 1998 as an annual percentage of average daily net assets was: 0.48% for the Income Fund, 0.35% for the Insured Fund, 0.47% for the Government Fund, 0.26% for the Treasury Trust, 0.29% for the Money Fund, 0.05% for the 500 Fund, 0.24% for the MidCap Fund, 0.05% for the SmallCap Fund and 0.39% for the Equity Income Fund.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WE REQUIRE A COMPLETED AND SIGNED APPLICATION FOR EACH NEW ACCOUNT YOU OPEN, REGARDLESS OF THE METHOD YOU CHOOSE FOR MAKING YOUR INITIAL INVESTMENT.
--------------------------------------------------------------------------------

OTHER SERVICES - Firstar Bank Milwaukee ("Firstar") serves as the custodian of the portfolio securities and other assets of the Funds. Firstar Mutual Fund Services, LLC performs dividend-paying functions, maintains shareholder records, and acts as transfer agent for the Funds, respectively. For its services, Firstar is paid a monthly fee based upon a maintenance fee for each account in the Funds, plus charges for Fund and shareholder transactions. For an additional fee, Firstar also performs our portfolio and net asset valuation and the bookkeeping and recordkeeping required by the Investment Company Act of 1940, as amended.

OPENING AN ACCOUNT

You'll  find all the  necessary  application  materials  included  in the packet accompanying this Prospectus. Additional paperwork may be required from corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for each Fund is listed below.

                                        Minimum              Minimum
                                        initial             subsequent
    Fund                               investment           investment
    ----                               ----------           ----------
    Income Fund                         $10,000                $250
    Insured Fund                        $10,000                $250
    Money Fund                          $10,000                $250
    Government Fund                     $10,000                $250
    Treasury Trust                      $10,000                $250
    500 Fund                             $5,000                $250
    MidCap Fund                          $5,000                $250
    SmallCap Fund                        $5,000                $250
    Equity Income Fund                   $5,000                $250

We may change this minimum investment amount at any time or waive it at our discretion. To protect against fraud, it is the policy of the Funds not to accept third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, or our yields and net asset values, please call us, toll-free at (800) 225-8778. If you have any questions about our investment policies and objectives, please call us at (415) 398-2727 or (800) 225-8778.

HOW TO BUY SHARES

Investing by Mail - If you wish to purchase shares directly from the Funds, you should:

o Initial Purchase -Make your check payable to the name of Fund in which you are investing and mail it with the application to the address indicated on the application. Please note the minimum initial investments listed above.
o Purchasing Additional Shares--Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: PURCHASES ARE EFFECTIVE THE DAY WE RECEIVE FEDERAL FUNDS (I.E., FUNDS AVAILABLE AT A FEDERAL RESERVE BANK).
--------------------------------------------------------------------------------

Purchasing by Exchange - You may purchase shares in a Fund by exchanging shares from an account in one of our related Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments described above.

When opening an account by exchange, your new account must be established with the same registration as your other California Investment Trust Fund Group account and an exchange authorization must be in effect.

--------------------------------------------------------------------------------
   WIRE INSTRUCTIONS:

   Federal funds should be wired to:

         Firstar Bank Milwaukee, NA
         ABA # 075000022
         For: Firstar Mutual Fund Services. LLC
         Account # 112-952-137

   For further credit to:
   Fund:  ____________________________________________
   Account Registration: _____________________________
   Account Number: ___________________________________
--------------------------------------------------------------------------------

If you are opening a new account by wire, you must first call California Investment Trust Fund Group at (800) 225-8778 to obtain an account number.

In order to make your order effective, we must have federal funds available to us at our Bank. Accordingly, your purchase will be processed at the net asset value next calculated after your investment has been converted to federal funds. If you invest by check, or non-federal funds wire, allow approximately two business days for conversion into federal funds. If you wire money in the form of federal funds, your money will be invested at the share price next determined after receipt of the wire. You will begin to earn dividends as of the first business day following the day of your purchase.

All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred.

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance will take up to 12 days). To protect against fraud it is the policy of the Funds not to accept third party checks. Payments by check or other negotiable bank deposit will normally be effective within two business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. Wiring your money to us will reduce the time you must wait before redeeming or exchanging shares. You can wire federal funds from your bank, which may charge you a fee.

You may buy shares of a Fund through a selected securities broker. Your broker is responsible for the transmission of your order to Firstar and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker's agreed upon proceedures with the Fund. Your broker can advise you of specific details.

If you wish, you also may deliver your investment checks (and application, for new accounts) to the Trust's office. However, if you do so, please note that your purchase will not be deemed received, nor will it be processed, until we have forwarded it on your behalf to Firstar which, in turn, will deposit your checks at the Bank for conversion to federal funds.

The Funds do not consider the U.S. Postal Service or other independent delivery service to be its agents. Therefore, deposit in the mail or with such services, or receipt by Firstar Trust Company's Post Office Box of purchase applications or redemption requests does not not constitute receipt by Firstar Trust Company or the Funds.

You may wish to use dollar-cost averaging as a means of making investments of a fixed dollar amount at regular intervals into the Funds. Dollar-cost averaging is based on the assumption that investors cannot regularly outguess the ups and downs of the market. It is a method of investing that turns the ups and downs of the market to the advantage of the long-term investor. Instead of trying to time the highs and lows, you invest the same amount of money in mutual funds at regular intervals over a long period of time. The objective of dollar-cost averaging is to buy more when the price is low and less when the price is high. Although dollar-cost averaging cannot guarantee a profit (no system can give a gain to investors who have to sell at the bottom of the market), dollar-cost averaging allows you to take advantage of market swings by purchasing larger quantities of shares when prices are low. For example, if you invest $1000 at $10 per share, you receive 100 shares. If, at the time of your next purchase, the market has dropped and the price of shares of the fund has gone down to $5 per share, you will receive 200 shares for your $1000 purchase.

We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part.

SHAREHOLDER SERVICES

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE FREE EXCHANGE PRIVILEGE IS A CONVENIENT WAY TO SELL AND TO BUY SHARES IN OUR FUNDS IN ORDER TO RESPOND TO CHANGES IN YOUR GOALS.
--------------------------------------------------------------------------------

FREE EXCHANGE PRIVILEGE

Our Funds have a variety of investment objectives as discussed elsewhere in this Prospectus. Before you make an exchange please note the following:

o Read this Prospectus.
o Complete and sign an exchange authorization (if not previously done). Exchanges may be made only among designated accounts registered in the same name(s).
o Taxes: Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction to you by mail.
o Proceeds of redemption from shares of the Fund exchanged are used to purchase the other Fund on the day the exchange is authorized (which must be prior to market close, normally at 4:00 p.m., Eastern time).
o Exchange by telephone: call the appropriate Fund at 800-225-8778. Give the names of the Funds, the exact name in which your accounts in the Funds are registered, your account numbers, the dollar amount that you wish to exchange and the required identification number. Telecommunications device for the deaf ("TDD") services for hearing impaired shareholders are available for telephone exchanges by calling (800) 864-3416.

Unless you submit an account application that indicates that you have declined telephone exchange privileges, you agree, by signing your account application, to authorize and direct the Funds to accept and act upon telephone, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of telephone instructions, such as requiring the caller to give a special authorization number. Provided these procedures are followed, you further agree that neither a Fund nor the Transfer Agent will be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account and to hold harmless Firstar and the Funds, any of their affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with these instructions or the exercise of the telephone exchange privilege.

You should realize that by electing the telephone exchange option, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

AUTOMATIC SHARE ACCUMULATION PLAN

Under the Funds' Automatic Share Accumulation Plan, an investor may arrange to make additional purchases (minimum $250) of Fund shares automatically on a monthly basis by electronic funds transferred from the shareholder's checking account if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. There is no fee to participate in this program. However, a service fee of $20.00 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or in any manner prevent withdrawal of the funds from the designated checking or NOW account. Investors may obtain more information concerning this program, including the application form, from the Funds.

The market value of shares of the Funds, except the Money Fund and the Treasury Trust, is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

TAX-SAVING RETIREMENT PLANS

--------------------------------------------------------------------------------
     MANAGER'S NOTE: RETIREMENT PLANS ARE AMONG THE BEST TAX BREAKS AVAILABLE TO INDIVIDUALS. PLEASE CALL AND ASK FOR ONE OF OUR RETIREMENT PLAN SPECIALISTS..
--------------------------------------------------------------------------------

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current taxes.

o IRAS/ROTH IRAS: You can also make investments in the name of your spouse, if your spouse has no earned income. Each Fund is subject to an annual bank maintenance fee, currently $12.50 with a maximum annual charge of $25.00 per social security number. This fee is assessed annually in September.

o SIMPLE, SEP, 401(K)/PROFIT-SHARING AND MONEY-PURCHASE PLANs (Keogh): open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

o 403(B) PLANS. Open to eligible employees of certain states and non-profit organizations.

We can provide you with complete information on any of these plans which discusses benefits, provisions and fees.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds.

ADMINISTRATIVE INFORMATION

CASH DISTRIBUTIONS

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions as applicable for your account in additional shares of the Fund from which they are distributed. On the application you may indicate by checking the appropriate box that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their personal accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

STATEMENT AND REPORTS

Investors who own solely Stock Fund shares will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: KEEP STATEMENTS YOU RECEIVE AFTER YOU BUY OR SELL SHARES TO ASSIST IN RECORDKEEPING AND TAX CALCULATIONS.
--------------------------------------------------------------------------------

The account statements you receive will show the total number of shares of a Fund owned by you. You may rely on these statements in lieu of share certificates which are not necessary and will not be issued.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: IF YOU ARE A SHAREHOLDER OF THE INCOME FUND, INSURED FUND, GOVERNMENT FUND, MONEY FUND OR TREASURY TRUST, WE WILL SEND A STATEMENT OF YOUR ACCOUNT AT LEAST ONCE A MONTH AND AFTER EVERY TRANSACTION THAT AFFECTS YOUR SHARE BALANCE AND/OR ACCOUNT REGISTRATION.
--------------------------------------------------------------------------------

We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services.

CONSOLIDATED MAILINGS

In an effort to reduce mailing costs, consolidated statements will be sent to each registrant. Consolidated statements include a summary of all Funds held by each registrant as identified by the first line of registration, social security number and address zip code. Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. If you do not wish this consolidation to apply to your account(s), please notify the Fund of this in writing at the address on the cover page of this Prospectus.

OUR SHARE PRICES

The net asset value of each Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding in that Fund. Our Shareholder Servicing Agent normally calculates this value at market close, normally 4:00 p.m. Eastern Time or 1:00 p.m. Pacific Time on each day that the NYSE is open. The Money Fund's or Treasury Trust's net asset value will not be calculated nor transactions processed on certain holidays observed by national banks and/or our Shareholder Servicing Agent (Martin Luther King's Birthday, Presidents Day, Columbus Day and Veterans Day) in addition to those days on which the NYSE is closed.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: THE NUMBER OF SHARES YOUR MONEY BUYS REFLECTS THE PER SHARE PRICE OF THE FUND YOU ARE BUYING ON THE DAY YOUR TRANSACTION TAKES PLACE.
--------------------------------------------------------------------------------

The share prices of the Income Fund, the Insured Fund, the Government Fund and the Stock Funds will vary over time as interest rates and the value of their securities vary. Portfolio securities of the Stock Funds that are listed on a national exchange are valued at the last reported sale price. U.S. Treasury Bills are valued at amortized cost, which approximates market value. Portfolio securities of the Income Fund, the Insured Fund and the Government Fund are valued by an independent pricing service that uses market quotations representing the latest available bid price, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the respective Boards of Trustees.

The share price of the Government Fund, Income Fund, Insured Fund and Stock Funds are reported by the National Association of Securities Dealers, Inc. in the mutual funds section of most newspapers after the heading "California Trust"; The Government fund Nasdaq symbol is "CAUSX." The symbol for the Income Fund is "CFNTX." The symbol for the 500 Fund is "SPFIX". The symbol for the MidCap Fund is "SPMIX." The symbol for the Insured Fund is "CATFX". The symbol for the SmallCap Fund is SMCIX. The symbol for the Equity Income Fund is EQTIX.

We attempt to maintain the Money Fund's and the Treasury Trust's price at $1.00 per share. Securities owned by the Money Fund and by the Treasury Trust are valued on the basis of their amortized cost, which allocates evenly the income earned from the date of purchase of a security until its maturity instead of looking at actual changes in its market value. Calculations are made to compare the value of these Funds' invest-ments using the amortized cost method with market values. Market valuations are obtained by using actual quotations provided by independent pricing services, market makers, estimates of market value, or values obtained from yield data relating to comparable classes of money market instruments published by reputable sources. Securities for which market valuations are not readily available or which are illiquid will be valued at their fair values as determined in good faith by the respective Boards of Trustees.

PERFORMANCE INFORMATION

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the Securities and Exchange Commission.

The Money Fund and the Treasury Trust may publish both a current yield and an effective yield for specified 7-day periods. Current yield refers to the income generated by an investment in the Fund over the specified period which is then annualized (i.e., the amount of income generated by the investments during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). Effective yield is calculated in a similar manner, but, when annualized, the income earned by the investment is assumed to be reinvested; effective yield will differ from current yield because of the compounding effect of this assumed reinvestment. The Money Fund may also publish tax equivalent versions of these yields, as described below.

It is our current practice to reflect changes in the portfolio values, if any, of the Money Fund and the Treasury Trust in their daily dividend, and, for the purpose of calculating their yield, any realized gains and losses or unrealized appreciation or depreciation is not included in their daily net investment income.

The Income Fund, the Insured Fund, Government Fund and Equity Income Fund may publish a current yield over specified 30-day periods reflecting the income per share earned by each respective Fund's investments. Current yield for these Funds is calculated by dividing each Fund's annualized net investment income per share during the specified period by the net asset value per share at the end of such period. The Money Fund, the Income Fund and the Insured Fund also may publish a tax equivalent yield demonstrating the yield from a taxable investment necessary to produce an after-tax yield equivalent to the yields generated by these Funds, which invest principally in tax-exempt obligations. Tax equivalent yield is computed by dividing the tax exempt portion of each respective Fund's current (or effective) yield, calculated as indicated above, by one minus the stated income tax rate and adding the product to that portion (if any) of the Fund's yield that is not tax exempt.

From time to time each Fund may publish its total return. Yield information for the Income Fund, the Insured Fund and the Government Fund will be accompanied by total return information on these Funds. Total return information will state each Fund's average annual compounded rates of return over the most recent four calendar quarters and over the life of the Fund, based upon the value of shares acquired through a hypothetical $10,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period assuming reinvestment of all distributions at net asset value. Each Fund (including the Money Fund and the Treasury Trust) also may advertise aggregate and average total return information over different periods of time. Aggregate total return information is calculated in a manner similar to average annual total return, except that the results are not annualized.

Each Fund also may publish a distribution rate in investor communications preceded or accompanied by a copy of this Prospectus. The current distribution rate for each Fund is calculated by dividing the annualization of the total distributions made by the Fund during a stated period by the net asset value per share at the end of such period. The distribution rate for a Fund may differ from its yield because the distribution rate may be calculated for a different period of time and may contain items of income that are not reflected in a Fund's yield.

In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of any Fund. See the Statement of Additional Information for a more detailed explanation and actual calculations of each Fund's yield for the 7-day or 30-day period (as appropriate) ended August 31, 1998.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any business day that the NYSE is open. Your shares will be redeemed at the net asset value next calculated after we have received your redemption request in proper form (see below). Remember that we may hold redemption proceeds until we are satisfied that we have collected investments which were made by check. To avoid these possible delays, which could be up to 12 calendar days, you should consider making your investment by wire, following the instructions on page 37.

By Mail: To:
              California Investment Trust Fund Group
              44 Montgomery Street,  Suite 2100
              San Francisco, CA 94104

Send a "letter of instruction" specifying the name of the Fund, the number of shares to be sold, your name, your account number, and the additional requirements listed below that apply to your particular account.

T
Type of Registration                         Requirements
--------------------                         ------------
Individual                        Letter of instruction signed by all person(s)
Joint Tenants                     required to sign for the account, exactly as it
Tenants In Common                 is registered, accompanied by signature guarantee(s).
Sole Proprietorship
Custodial Uniform Gifts to Minors Act
General Partners

Corporation                       Letter of instruction and a corporate resolution, signed
Association                       by person(s) required to sign for the account,
                                  accompanied by signature guarantee(s).

                                       43

Trust                             A letter of instruction signed by the Trustee(s), with a
                                  signature guarantee. (If the Trustee's name is not regis-
                                  tered on your  account,  also provide a copy of the trust
                                  document, certified within the last 60 days.)

If you do not fall into any of these registration categories (e.g., Executors, Administrators, Conservators, Guardians, etc.), please call the Fund for further instructions.

Firstar requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association.

--------------------------------------------------------------------------------
     MANAGER'S NOTE: WITH CHECKWRITING, OUR MOST CONVENIENT REDEMPTION PROCEDURE, YOUR INVESTMENT WILL CONTINUE TO EARN INCOME UNTIL THE CHECK CLEARS YOUR ACCOUNT. THIS CHECKWRITING FEATURE IS NOT AVAILABLE FOR THE STOCK FUNDS.
--------------------------------------------------------------------------------

By Check (except Stock Funds, minimum $500).
     You must apply for the checkwriting feature for your account. You may redeem by check provided that the proper signatures you designated are on the check. (There is no charge for this service and you may write an unlimited number of checks). The checkwriting feature is not available for the Stock Funds. Please note, a $25.00 fee will be charged to your account for any bounced check.

By Exchange
     You must meet the minimum investment requirement of the other Fund. You can only exchange between accounts with identical registration. Same day exchanges are accepted until market close, normally 4:00 p.m., Eastern time (1:00 p.m., Pacific Time).

By Wire
     You must have applied for the wire feature on your account. We will notify you that this feature is active and you may then make wire redemptions by calling the Fund before 1:00 p.m., Pacific time. This means your money will be wired to your bank the next business day. There is a charge for each wire (currently $12.00).

By EFT
     You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

By Telephone
     Call the Fund at (800) 225-8778. Give the name of the Fund, the exact name in which your account is registered, your account number, the required identification number and the number of shares or dollar amount that you wish to redeem. TDD services for hearing impaired shareholders are available for telephone redemptions by calling (800) 864-3416. See the discussion of limitation of liability under "Shareholder Services" - "Free Exchange Privilege."

Retirement Plan shareholders should complete a Rollover-Distribution Election Form.

REDEMPTION REQUIREMENTS TO REMEMBER

Before you redeem any shares in your account, please review the following information:

--------------------------------------------------------------------------------
     MANAGER'S NOTE: YOU SHOULD NOT ATTEMPT TO CLOSE YOUR ACCOUNT BY CHECK, SINCE YOU CANNOT BE SURE OF THE NUMBER OF SHARES AND VALUE OF YOUR ACCOUNT. USE THE WIRE REDEMPTION OR MAIL REDEMPTION FEATURE TO CLOSE YOUR ACCOUNT.
--------------------------------------------------------------------------------

Any redemption request we receive from you must be in proper form, which means, among other things, that we must have a properly completed account application on file for you, you must properly sign your request, and if you are a corporation or another entity, we may require current corporate resolutions and other documents and information. Once your shares are redeemed, we will normally send you the proceeds within one day but not later than within seven days. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of all of your accounts in the Funds combined does not fall below $5,000 ($1,000 in the case of the Stock Funds) because of redemptions. Otherwise, we may close them and mail you the proceeds at the address we have in our records. We will give you 30 days' written notice that your account(s) will be closed unless you make an investment to increase your aggregated account balance(s) to the $5,000 minimum ($1,000 in the case of the Stock Funds). If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

The share prices of the Income Fund, the Insured Fund, the Government Fund and the Stock Funds will fluctuate and you may receive more or less than your original investment when you redeem. If you are an Income Fund, an Insured Fund or a Government Fund shareholder, you should not attempt to draw a check for more than 80% of the value of the shares in your account due to their potential fluctuations. If you are a Money Fund or Treasury Trust shareholder, you should not write a check on your account for more than the amount of money which is in your account. In any Fund, if the amount of your check is greater than the value of your account, your check will be returned to you unpaid and you may be subject to extra charges and penalties. The Bank currently charges you $20 for each check rejected because of an insufficient balance, and the bank where your check is deposited may charge the account in which the check was deposited an additional amount.

     SHAREHOLDER INQUIRIES SHOULD BE DIRECTED TO THE FUNDS AT:
     44 MONTGOMERY STREET, SUITE 2100, SANFRANCISCO, CA 94104; OR BY CALLING THE FUNDS AT (800) 225-8778.

MISCELLANEOUS INFORMATION

The Trusts were organized as Massachusetts business trusts on September 11, 1985. The Agreement and Declaration of Trust for each Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series (called Funds). Such shares have no preemptive, conversion, or sinking rights. You have equal and exclusive rights to dividends and distributions declared by your Fund and to the net assets of your Fund upon liquidation or dissolution.

As business trusts, we are not required, nor do we intend, to hold annual shareholder meetings. However, we may hold special meetings for a specific Fund or a Trust as a whole for purposes such as electing Trustees, changing fundamental policies, or approving an investment management agreement. You also have equal rights as to voting and vote separately by Fund as to issues affecting only your Fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

Our Board of Trustees may from time to time offer other Funds of either Trust, the assets and liabilities of which will likewise be separate and distinct from any other Fund of either Trust. Although this offering of shares of each of our Funds constitutes a separate and distinct offering of such shares, it is possible that a Fund might become liable for any misstatements or omissions from this Prospectus or the Statement of Additional Information about one of the other Funds. The Board of Trustees of each Trust has considered this factor with respect to each Trust in approving the use of a single, combined Prospectus and a joint Statement of Additional Information for all of the Funds.

The following have been appointed by the Board of Trustees to serve the Trusts and the Funds:
Investment Manager: CCMPartners, a California limited Partnership, 44 Montgomery Street, Suite 2100, San Francisco, California 94104.
Custodian Bank: Firstar Bank Milwuakee, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Shareholder Servicing and Transfer Agent: Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Legal Counsel: The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker, 345 California Street, 29th Floor, San Francisco, California 94104.
Auditors: Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19102-1707.
Distributor: RFS Partners, 44 Montgomery Street, Suite 2100, San Francisco, California 94104.

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus or in the Statement of Additional Information.

GLOSSARY

TAX  ANTICIPATION   NOTES  are  issued  to  finance  working  capital  needs  of municipalities and are issued in anticipation of various seasonal tax revenue, to be payable from these specific future taxes.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the Notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under FNMA (the Federal National Mortgage Association) or GNMA (the Government National Mortgage Association.)

PROJECT NOTES are instruments sold by the Department of Housing and Urban Development but issued by a state or local housing agency.

SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are promissory notes issued by municipalities to supplement their cash flow. The ratings A-1 and Prime-1 are the highest commercial paper ratings assigned by S&P and Moody's.

VARIABLE RATE OBLIGATIONS provide for adjustment in interest rates (which are set as a percentage of a designated base rate such as the prime rate of a bank or the 90-day U.S. Treasury Bill rate) on specific dates, while floating rate obligations have an interest rate which changes whenever there is a change in a designated base rate. Their relationship to the designated base rate means they are less subject to fluctuations in value. Our investment in these obligations will normally involve industrial development revenue bonds.

CERTIFICATES OF PARTICIPATION represent an undivided interest in municipal obligations which are generally owned by a financial institution (primarily banks) and provide for ownership in proportion to a Fund's interest compared to the total principal amount of the underlying obligation. Each certificate of participation is backed by an irrevocable letter of credit or guaranty of a bank. We generally have the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand (after seven days' notice, at most).

DEMAND FEATURE AND PUTS. The variable and floating rate obligations described above may have a "demand feature" which means a Fund can demand payment at par plus accrued interest from the issuer or another party on short notice (generally not to exceed seven days) prior to specified notice dates. We will consider the maturities of these adjustable rate demand instruments to be the longer of the specified notice periods or the periods remaining until the next rate adjustment, even though the stated maturity of the instrument may be longer. Some of these instruments may be secured by letters of credit or another credit support arrangement provided by banks. In addition, we may purchase certain instruments (which may or may not have adjustable rates) which are payable on demand only on a specified date or series of dates; in any such case the next demand date will be treated as the maturity of the instrument. Purchase of these securities with these demand features normally results in a yield to maturity lower than that available on comparable securities without a demand feature.

Each Fund may acquire a right to sell a security back to the issuer or to another party in order to enhance liquidity. Such a right entitles the Fund to "put" securities back to the issuer or to another party within a specified period of time or on a date certain at an agreed upon price. The maturity of an obligation on which we have purchased a put will be the earliest date certain on which we can require payment.

In all cases receipt of payment for a security subject to a demand feature or a put depends on the ability of the other party to pay for the security when requested. We will limit these transactions to institutions which the Manager believes present minimal credit risks.


      See the Statement of Additional Information of the Trusts for further information on these investment practices.